                                                      REGISTRATION NOS. 33-17463
                                                                        811-5344




              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                         ON OR ABOUT FEBRUARY 27, 1998



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.


                       POST-EFFECTIVE AMENDMENT NO. 17           [X]

                                     AND/OR

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 18                   [X]


                        WILLIAM BLAIR MUTUAL FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              222 WEST ADAMS STREET
                             CHICAGO, ILLINOIS 60606
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 364-8000

                                    Copy to:


             ROCKY BARBER                         CHARLES F. CUSTER, ESQUIRE
         222 WEST ADAMS STREET                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
        CHICAGO, ILLINOIS 60606                    222 NORTH LASALLE STREET
(NAME AND ADDRESS OF AGENT FOR SERVICE)             CHICAGO, ILLINOIS 60601


         It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b); or
         [ ] on (date) pursuant to paragraph (b); or
         [ ] 60 days after filing pursuant to paragraph (a)(1); or
         [ ] on May 1, 1997 pursuant to paragraph (a)(1); or
         [X] 75 days after filing pursuant to paragraph (a)(2); or
         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

         If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                              CROSS REFERENCE SHEET

ITEM NO. OF FORM N-1A                                               CAPTION

PART A                                                              PROSPECTUS
------                                                              ----------

1                 Cover Page                                        Cover page
2                 Synopsis                                          Fund Expenses
3                 Condensed Financial Information                   Financial Highlights
4                 General Description of Registrant                 Growth Fund; Value Discovery Fund; International Growth
                                                                    Fund; Income Fund; Ready Reserves Fund
5                 Management of the Fund                            Management of the Fund; Growth Fund; Value Discovery
                                                                    Fund; International Growth Fund; Income Fund; Ready
                                                                    Reserves Fund
5A                Management's Discussion of Fund                   Inapplicable
                  Performance
6                 Capital Stock and Other Securities                Shareholder Services and Rights; Dividend and
                                                                    Distribution Policy; Other Important Information; Taxes;
                                                                    back cover
7                 Purchase of Securities Being Offered              How to Buy; How to Sell; Exchanges; Shareholder Services
                                                                    and Rights; Determination of Net Asset Value
8                 Redemption or Repurchase                          How to Sell; Exchanges; Shareholder Services and Rights;
                                                                    Other Important Information
9                 Pending Legal Proceedings                         Inapplicable

PART B                                                              STATEMENT OF ADDITIONAL INFORMATION
------                                                              -----------------------------------
10                Cover Page                                        Cover page
11                Table of Contents                                 Table of Contents
12                General Information and History                   Inapplicable
13                Investment Objectives and Policies                Investment Policies and Restrictions; Investment
                                                                    Practices; Appendix A; Appendix B
14                Management of the Fund                            Management of the Fund
15                Control Persons and Principal Holders of          Management of the Fund
                  Securities
16                Investment Advisory and Other Services            Management of the Fund; General Fund Information
17                Brokerage Allocation and Other Practices          Management of the Fund
18                Capital Stock and Other Securities                Shareholder Rights
19                Purchase, Redemption and Pricing of               General Fund Information
                  Securities Being Offered
20                Tax Status                                        General Fund Information
21                Underwriters                                      Management of the Fund
22                Calculation of Performance                        General Fund Information
23                Financial Statements                              Financial Information of the Fund


PART C                                                         OTHER INFORMATION
------                                                         -----------------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

Prospectus / May 1, 1998


WILLIAM BLAIR MUTUAL FUNDS, INC.















GROWTH FUND

VALUE DISCOVERY FUND

INTERNATIONAL GROWTH FUND

EMERGING MARKETS GROWTH FUND

INCOME FUND

READY RESERVES FUND


This prospectus contains important information about the individual portfolios, including their investment objectives. For your benefit and protection, please read it before you invest, and keep it for future reference.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Ready Reserves Fund will be able to maintain a stable $1.00 share price.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


















William Blair Mutual Funds, Inc.
222 West Adams Street
Chicago, Illinois 60606

TABLE OF CONTENTS

OVERVIEW .................................................................1
FUND EXPENSES.............................................................2
FINANCIAL HIGHLIGHTS......................................................3
         Growth Fund .....................................................3
         Value Discovery Fund ............................................4
         International Growth Fund .......................................5
         Income Fund .....................................................6
         Ready Reserves Fund .............................................7
GROWTH FUND...............................................................8

VALUE DISCOVERY FUND.....................................................10
INTERNATIONAL GROWTH FUND................................................12
EMERGING MARKETS GROWTH FUND.............................................15
INCOME FUND..............................................................18
READY RESERVES FUND......................................................20
YOUR ACCOUNT.............................................................21
         How to Buy .....................................................21
         How to Sell ....................................................22
         Exchanges ......................................................24
         Shareholder Services and Rights ................................25
         Shareholder Rights .............................................26
         Dividend and Distribution Policy ...............................26
         When Dividends Are Paid for Each Portfolio .....................26
         Taxes ..........................................................27
         Determination of Net Asset Value ...............................27
         How the Market Value of Portfolio Securities Is Determined .....28
         Other Important Information ....................................28
MANAGEMENT OF THE FUND...................................................29
PERFORMANCE..............................................................30
INVESTMENT GLOSSARY......................................................31
FOR MORE INFORMATION.....................................................35


OVERVIEW


William Blair Mutual Funds, Inc. (the "Fund") is a no-load, open-end diversified mutual fund consisting of six portfolios, each with its own investment objective and policies. Each portfolio is managed by the investment professionals of William Blair & Company, L.L.C. (the "Adviser"), an investment adviser with over $9.3 billion in assets under management.

For most purposes, each portfolio operates like a separate mutual fund. Each portfolio has its own goal, strategy and risk/reward profile. The Growth Fund, the Value Discovery Fund, the International Growth Fund and the Emerging Markets Growth Fund each invest primarily in equity securities for long-term capital appreciation. Therefore, they may be more appropriate investments for individuals with longer time horizons and who are willing to accept higher short-term risk along with higher potential long-term returns. The Income Fund invests primarily in bonds and may be more appropriate for individuals with a shorter time horizon and who are seeking income. The Ready Reserves Fund invests in money market securities, which are short-term instruments and generally provide a lower level of income than bonds, but also provide a low degree of volatility.



There can be no assurance that a portfolio will meet its investment objective. Like all investments, each portfolio is subject to market fluctuations and financial risks. Because you could lose money by investing in these portfolios, be sure to read all the information carefully before investing.

The next several pages contain information on the expenses associated with an investment in each portfolio, as well as financial highlights for all portfolios. Following the discussion of Fund expenses is concise information on each of the portfolios, as follows:

GOAL AND STRATEGY: the portfolio's investment objective and the method by which it will pursue its goal;

PORTFOLIO SECURITIES: the primary types of securities in which the portfolio invests; (Certain investments, policies and techniques are described more fully in the "Investment Glossary" at the end of the prospectus.)

RISK FACTORS: the major risks associated with investing in the portfolio; and

PORTFOLIO MANAGEMENT: the individuals assigned by the investment adviser to handle the day-to-day management of the portfolio.


William Blair Mutual Funds, Inc.                                     May 1, 1998

FUND EXPENSES

William Blair Mutual Funds are no-load, which means you do not pay a sales charge.
Shareholder transaction expenses for William Blair Mutual Funds


Maximum sales load imposed on purchases                             NONE
Maximum sales load imposed on reinvested dividends                  NONE
Deferred sales load                                                 NONE
Redemption fee                                                      NONE
Exchange fee                                                        NONE


ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)

SIDEBAR [Fund investors pay various expenses, either directly or indirectly. This table shows the expenses for the past year, adjusted to reflect any reimbursements. Future expenses may be greater or less.]

                                                                                                EMERGING
                                                               VALUE      INTERNATIONAL          MARKETS                      READY
                                               GROWTH      DISCOVERY             GROWTH           GROWTH       INCOME      RESERVES
                                                 FUND           FUND               FUND             FUND         FUND          FUND
                                               ------      ---------      -------------         --------       ------      --------
Management fee..........................        .75%         1.15%               1.10%          1.40%           .61%          .60%
Other expenses..........................        .09           .63*                .33            .85**          .10           .10
12b-1 fee...............................         None         None               None            None           None          None
Total Fund operating expenses...........        .84%         1.78%*              1.43%          2.25%**         .71%          .70%


--------------------------------------------------------------------------------
*For the Value Discovery Fund, the Adviser voluntarily absorbed operating expenses that exceeded 1.50% of the portfolio's average daily net assets from December 23, 1996 (Commencement of Operations) to December 31, 1997. During that period, the portfolio's other expenses and total operating expenses were .35% and 1.50%, respectively.

**After expense reimbursement. The Emerging Markets Growth Fund commenced operations on May 1, 1998; therefore, "other expenses" are based upon the annualized estimates for the current fiscal year, after reimbursement. During the portfolio's first year of operations, the Adviser has agreed to voluntarily absorb total operating expenses that exceed 2.25% of the portfolio's average daily net assets.

Example: The purpose of this example is to assist you in understanding the various costs and expenses that an investor in a portfolio may bear directly or indirectly.

SIDEBAR [This table shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.]


                                                                  1 YEAR            3 YEARS           5 YEARS           10 YEARS
                                                                  ------            -------           -------           --------
Growth Fund................................................         $ 9               $27               $47               $104
Value Discovery Fund.......................................         $18               $56               $97               $211
International Growth Fund..................................         $15               $46               $79               $172
Emerging Markets Growth Fund...............................         $23               $71               $--               $ --
Income Fund................................................         $ 7               $23               $40               $ 88
Ready Reserves Fund........................................         $ 7               $22               $39               $ 87


The example is for comparison purposes only and is not a representation of a portfolio's actual expenses and returns, either past or future. It is based upon the Annual Fund Operating Expenses shown above. Figures are shown for the Emerging Markets Growth Fund for the one- and three-year periods only because it is a new portfolio.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                        2

                              FINANCIAL HIGHLIGHTS

       The figures below for the periods ended December 31, which is each portfolio's year end, were audited by the Fund's independent auditors.


                                   GROWTH FUND


                                                                         YEARS ENDED  DECEMBER 31
                                          -----------------------------------------------------------------------------------------
                                              1997               1996               1995               1994               1993
                                          -------------      -------------      -------------      -------------      -------------
Net asset value, beginning of year ....   $      13.480      $      11.900      $       9.600      $       9.730      $       9.390
Income from investment operations:
Net investment income (loss) ..........           (.023)             (.010)              .034               .027               .035
Net realized and unrealized gain (loss)
 on investments .......................           2.694              2.144              2.750               .581              1.389
                                          -------------      -------------      -------------      -------------      -------------
Total from investment operations ......           2.671              2.134              2.784               .608              1.424
Less distributions from:
 Net investment income ................              --               .010               .030               .025               .035
 Net realized gain on investments .....            .801               .544               .454               .713              1.049
                                          -------------      -------------      -------------      -------------      -------------
Total distributions ...................            .801               .544               .484               .738              1.084
                                          -------------      -------------      -------------      -------------      -------------
Net asset value, end of year ..........   $      15.350      $      13.480      $      11.900      $       9.600      $       9.730
                                          =============      =============      =============      =============      =============
Total return (%) ......................           20.07              17.99              29.07               6.45              15.51
Ratios to average net assets (%):
 Expenses .............................             .84                .79                .65                .71                .78
 Net investment income (loss) .........            (.16)              (.08)               .34                .32                .38
Supplemental data:
 Net assets at end of year (000s) .....   $     591,353      $     501,774      $     363,036      $     217,560      $     150,046
 Portfolio turnover rate (%) ..........              34                 43                 32                 46                 55
 Average commission rate ..............   $       .0598      $       .0621


                                                                         YEARS ENDED  DECEMBER 31
                                          -----------------------------------------------------------------------------------------
                                              1992               1991               1990               1989               1988
                                          -------------      -------------      -------------      -------------      -------------
Net asset value, beginning of year ....   $       9.490      $       6.970      $       7.840      $       7.810      $       8.210
Income from investment operations:
Net investment income (loss) ..........            .045               .070               .131               .125               .126
Net realized and unrealized gain (loss)
 on investments .......................            .671              2.970              (.287)             2.178               .433
                                          -------------      -------------      -------------      -------------      -------------
Total from investment operations ......            .716              3.040              (.156)             2.303               .559
Less distributions from:
 Net investment income ................            .047               .070               .130               .130               .160
 Net realized gain on investments .....            .769               .450               .584              2.143               .799
                                          -------------      -------------      -------------      -------------      -------------
Total distributions ...................            .816               .520               .714              2.273               .959
                                          -------------      -------------      -------------      -------------      -------------
Net asset value, end of year ..........   $       9.390      $       9.490      $       6.970      $       7.840      $       7.810
                                          =============      =============      =============      =============      =============
Total return (%) ......................            7.61              44.37              (2.02)             30.45               7.12
Ratios to average net assets (%):
 Expenses .............................             .83                .90                .87                .91                .92
 Net investment income (loss) .........            1.34                .83               1.70               1.36               1.46
Supplemental data:
 Net assets at end of year (000s) .....   $     111,082      $      91,433      $      62,898      $      67,421      $      59,767
 Portfolio turnover rate (%) ..........              27                 33                 34                 34                 18
 Average commission rate ..............




William Blair Mutual Funds, Inc.                                     May 1, 1998
                                        3

                              VALUE DISCOVERY FUND


                                                            YEARS ENDED DECEMBER 31
                                                         --------------------------------
                                                             1997                1996(a)
                                                         ------------        ------------
Net asset value, beginning of period ...............     $     10.000        $     10.000
Income from investment operations:
 Net investment income .............................             .029                  --
 Net realized and unrealized gain on investments ...            3.305                  --
Total from investment operations ...................            3.334                  --
Less distributions from:
 Net investment income .............................             .020                  --
 Net realized gain on investments ..................             .344                  --
                                                         ------------
Total distributions ................................             .364                  --
                                                         ------------
Net asset value, end of period .....................     $     12.970        $     10.000
                                                         ============        ============

Total return (%) ...................................            33.46                  --
Ratios to average net assets (%):
 Expenses(b) .......................................             1.50                  --
 Net investment income(b) ..........................              .29                  --
Supplemental data:
 Net assets at end of period (000s) ................     $     30,354        $          2
 Portfolio turnover rate (%) .......................               69                  --
 Average commission rate ...........................     $      .0616                  --


--------------------------------------------------------------------------------

(a) For the period December 23, 1996 (Commencement of Operations) to December 31, 1996.

(b) Without the waiver of expenses in 1997, the expense ratio would have been 1.78% and the net investment income ratio would have been .016%.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                        4

                            INTERNATIONAL GROWTH FUND


                                                                        YEARS ENDED DECEMBER 31
                                   ---------------------------------------------------------------------------------------------
                                       1997            1996            1995            1994            1993            1992(a)(b)
                                   -------------   -------------   -------------   -------------   -------------   -------------
Net asset value, beginning
 of period ......................  $      13.950   $      13.120   $      12.360   $      13.180   $      10.130   $      10.000
Income from investment
 operations:
Net investment income (loss) ....           .072            .029            .105           0.016           0.008          (0.011)
Net realized and unrealized
 gain (loss) on investments,
 foreign currency and other
 assets and liabilities .........          1.056           1.299            .758          (0.025)          3.401           0.141
                                   -------------   -------------   -------------   -------------   -------------   -------------
Total from investment
 operations .....................          1.128           1.328            .890          (0.009)          3.409           0.130
Less distributions from:
 Net investment income ..........           .078(c)         .068(c)         .130(c)        0.024              --              --
Net realized gain on
 investments ....................          1.860            .430              --           0.714           0.359              --
Tax return of capital ...........             --              --              --           0.073(d)           --              --
                                   -------------   -------------   -------------   -------------   -------------   -------------
Total distributions .............          1.938            .498            .130           0.811           0.359              --
                                   -------------   -------------   -------------   -------------   -------------   -------------
Net asset value, end of period ..  $      13.140   $      13.950   $      13.120   $      12.360   $      13.180   $      10.130
                                   =============   =============   =============   =============   =============   =============
Total return (%) ................           8.39           10.20            7.22            (.04)          33.65            1.30
Ratios to average net assets (%)
 Expenses (e) ...................           1.43            1.44            1.48            1.51            1.71            1.88
 Net investment income
    (loss) (e) ..................            .01             .19             .87             .15             .11            (.56)
Supplemental data:
 Net assets at end of period
    (000s) ......................  $     128,747   $     105,148   $      89,762   $      70,403   $      40,298   $      10,767
 Portfolio turnover rate (%) ....            102              89              77              40              83               5
 Average commission rate(f) .....  $       .0038   $       .0051


--------------------------------------------------------------------------------
(a)  Ratios are annualized except total return for period less than one year.

(b) For the period from October 1, 1992 (Commencement of Operations) to December 31, 1992.

(c) Includes $.078, $.022 and $.061 in passive foreign investment company transactions which are treated as ordinary income for Federal income tax purposes for 1997, 1996 and 1995, respectively.

(d)  Includes $431 relating to a tax return of capital.

(e) Without the waiver of expenses in 1993 and 1992, the expense ratios would have been 2.08% and 2.55% and the net investment ratios would have been (.25)% and (1.22)%, respectively.

(f) Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share prices of many non-U.S. securities.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                        5

                                   INCOME FUND


                                                         YEARS ENDED DECEMBER 31
                                    ----------------------------------------------------------------
                                        1997             1996              1995             1994
                                    ------------     ------------      ------------     ------------
Net asset value, beginning of
 period .......................     $     10.270     $     10.570      $      9.850     $     10.580
Income from investment
 operations:
Net investment income .........             .659             .619              .646             .661
Net realized and unrealized
 gain (loss) on investments ...             .140            (.309)             .732            (.741)
                                    ------------     ------------      ------------     ------------
Total from investment
 operations ...................             .799             .310             1.378            (.080)
Less distributions from:
Net investment income .........             .659             .610              .658             .646
Net realized gain on
 investments ..................               --               --                --             .004
                                    ------------     ------------      ------------     ------------
Total distributions ...........             .659             .610              .658             .650
                                    ------------     ------------      ------------     ------------
Net asset value, end of
 period .......................     $     10.410     $     10.270      $     10.570     $      9.850
                                    ============     ============      ============     ============
Total return (%) ..............             8.03             3.07             14.37             (.74)
Ratios to average net
 assets (%):
 Expenses (c) .................              .71              .70               .68              .68
 Net investment income (c) ....             6.40             5.97              6.24             6.33
Supplemental data:
 Net assets at end of period
   (000s) .....................     $    160,055     $    150,006      $    147,370     $    143,790
Portfolio turnover rate (%) ...               83               66                54               63



                                                         YEARS ENDED DECEMBER 31
                                    ----------------------------------------------------------------
                                        1993             1990              1991            1990(a)(b)
                                    ------------     ------------      ------------     ------------
Net asset value, beginning of
 period .......................     $     10.600     $     10.770      $     10.200     $     10.000
Income from investment
 operations:
Net investment income .........             .651             .832               .95             .164
Net realized and unrealized
 gain (loss) on investments ...             .159            (.089)             .638             .126
                                    ------------     ------------      ------------     ------------
Total from investment
 operations ...................             .810             .743             1.583             .290
Less distributions from:
Net investment income .........             .651             .827              .870             .090
Net realized gain on
 investments ..................             .179             .086              .143               --
                                    ------------     ------------      ------------     ------------
Total distributions ...........             .830             .913             1.013             .090
                                    ------------     ------------      ------------     ------------
Net asset value, end of
 period .......................     $     10.580     $     10.600      $     10.770     $     10.200
                                    ============     ============      ============     ============
Total return (%) ..............             7.82             7.17             16.47             2.91
Ratios to average net
 assets (%):
 Expenses (c) .................              .70              .88               .92              .74
 Net investment income (c) ....             5.96             7.69              8.33             8.39
Supplemental data:
 Net assets at end of period
   (000s) .....................     $    204,381     $    136,896      $     83,041     $     22,899
Portfolio turnover rate (%) ...              114               47                64              159



--------------------------------------------------------------------------------

(a)  Ratios are annualized except total return for period less than one year.

(b) For the period from September 25, 1990 (Commencement of Operations) to December 31, 1990.

(c) Without the waiver of expenses in 1991 and 1990, the expense ratios would have been 1.06% and 1.22% and the net investment income ratios would have been 8.19% and 7.67%, respectively.

William Blair Mutual Funds, Inc.                                     May 1, 1998
                                        6

                               READY RESERVES FUND


                                                                            YEARS ENDED DECEMBER 31
                                             -----------------------------------------------------------------------------------
                                                 1997              1996              1995             1994             1993
                                             -------------     -------------     -------------    -------------    -------------
Net asset value, beginning of
 period ..................................   $        1.00     $        1.00     $        1.00    $        1.00    $        1.00
Income from investment operations:
Net investment income ....................             .05               .05               .05              .04              .03
Net realized and unrealized gain
 (loss) on investments ...................              --                --                             (.0026)
                                             -------------     -------------     -------------    -------------    -------------
Total from investment
 operations ..............................             .05               .05               .05              .04              .03
Less distributions from:
Net investment income ....................             .05               .05               .05              .04              .03
                                             -------------     -------------     -------------    -------------    -------------
Total distributions ......................             .05               .05               .05              .04              .03
                                             -------------     -------------     -------------    -------------    -------------
Capital contribution .....................              --                --                --              .04               --
                                             -------------     -------------     -------------    -------------    -------------
Net asset value, end of period ...........   $        1.00     $        1.00     $        1.00    $        1.00    $        1.00
                                             =============     =============     =============    =============    =============
Total return (%) .........................            5.04              4.81              5.45             3.67(c)          2.64
Ratios to average daily net assets (%):
 Expenses ................................             .70               .71               .72              .71              .71
 Net investment income ...................            4.92              4.78              5.30             3.61             2.61
Supplemental data:
 Net assets at end of period (000s) ......   $     904,569     $     760,808     $     703,993    $     521,277    $     477,268



                                                                            YEARS ENDED DECEMBER 31
                                             -----------------------------------------------------------------------------------
                                                 1992              1991              1990             1989            1988(A)(B)
                                             -------------     -------------     -------------    -------------    -------------
Net asset value, beginning of
 period ..................................   $        1.00     $        1.00     $        1.00    $         1.00   $        1.00
Income from investment operations:
Net investment income ....................             .03               .06               .08               .08             .04
Net realized and unrealized gain
 (loss) on investments....................
                                             -------------     -------------     -------------     -------------   -------------
Total from investment
 operations ..............................             .04               .06               .08               .08             .04
Less distributions from:
Net investment income ....................             .04               .06               .08               .08             .04
                                             -------------     -------------     -------------     -------------   -------------
Total distributions ......................             .04               .06               .08               .08             .04
                                             -------------     -------------     -------------     -------------   -------------
Capital contribution .....................              --                --                --                --              --
                                             -------------     -------------     -------------     -------------   -------------
Net asset value, end of period ...........   $        1.00     $        1.00     $        1.00     $        1.00   $        1.00
                                             =============     =============     =============     =============   =============
Total return (%) .........................            3.32              5.64              7.81              8.86            7.79(b)
Ratios to average daily net assets (%):
 Expenses ................................             .71               .71               .75               .80             .81
 Net investment income ...................            3.27              5.51              7.56              8.47            7.54
Supplemental data:
 Net assets at end of period (000s) ......   $     448,797     $     402,978     $     415,292     $     342,245   $     203,704



--------------------------------------------------------------------------------
(a)  Ratios are annualized.

(b) For the period from June 22, 1988 (Commencement of Operations) to December 31, 1988.

(c) The total return includes the effect of the investment adviser's capital contribution. Without the investment adviser's capital contribution, the total return would have been 3.40%.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                        7

GROWTH FUND

GOAL AND STRATEGY

SIDEBAR [The portfolio seeks long-term appreciation of capital by investing in well-managed companies in growing industries.]

The Growth Fund seeks long-term appreciation of capital by investing in well-managed companies in growing industries. The Adviser researches the market for companies that have grown more rapidly than the gross national product from one business cycle to the next. The portfolio may invest in cyclical industries when the Adviser deems them to be at or near the bottom of their business cycle and expects a multi-year period of sustained growth.

The Adviser intends to seek growth opportunities by investing in each of the following classes of companies in varying proportions:

         LARGE, high quality, seasoned growth companies that have demonstrated sustained growth over a long period of time;

         MEDIUM sized companies of emerging investment quality whose records of sales and earnings growth are not as well established; and

         SMALL, rapid growth companies that have had especially vigorous growth in revenues and earnings.

The Adviser will invest in companies that it believes are well managed considering some or all of the following investment criteria:

A leader in the field. The company should be, or clearly have the expectation of becoming, a significant provider in the primary markets it serves.

Unique or specialty company. The company should have some distinctive attribute that cannot easily be duplicated by present or potential competitors. This may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position.

Quality products or services. The company's products or services should be regarded as being of superior quality, which should enable the company to obtain a premium price and to command greater customer loyalty.

Marketing capability. The company should have a distinctive capability in sales, service or distribution.

Value to customer. The prices of the company's products or services should be based upon their value to the customer, rather than their production cost.

Return on equity. The company should have achieved, or have the potential to achieve, an above average return on equity through efficient use of assets and adequate margins, rather than excessive financial leverage. Such companies should be able to finance most or all of their growth internally and translate revenue and income growth into rising per share earnings and dividends.

Conservative financial policies and accounting practices. The company should have a relatively simple, clean financial structure and adhere to conservative and straightforward accounting practices.

PORTFOLIO SECURITIES

SIDEBAR [The portfolio invests primarily in common stocks.]


The portfolio invests primarily in common stocks. The portfolio may, however, hold convertible debentures and preferred stocks that meet its investment criteria. To a limited extent, the portfolio may also invest in certain types of securities and use certain investment techniques that are more fully described in the Investment Glossary at the end of this prospectus. These include depository receipts, illiquid securities, investment companies, when-issued and delayed delivery securities and repurchase agreements. The Investment Glossary also describes the portfolio's policies with regard to borrowing, concentration, diversification and portfolio turnover, along with the risks associated with the portfolio's investments and policies. Types of investments and investment techniques that the portfolio intends to use only to a very limited extent, such as warrants, are described in the Statement of Additional Information.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                        8

Generally the portfolio will remain fully invested, and the Adviser will not attempt to time the market. However, if a significant adverse market action is anticipated, investment-grade debt securities may be held without limit as a temporary defensive measure. Normally, the portfolio does not purchase any stocks with a view to quick turnover for capital gains.

INVESTMENT RISKS

SIDEBAR [All investments are subject to market fluctuations and financial risks. The value of your investment will fluctuate in response to stock market movements.]

To the extent that the portfolio invests in small companies, it takes on additional risks. This is because small companies may be in earlier stages of development, may be dependent upon a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions. In addition, small companies may be traded in low volumes, which can increase volatility and liquidity risks. Any convertible debentures issued by small companies are likely to be lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories and generally include some speculative characteristics.

PORTFOLIO MANAGEMENT

The Growth Fund is co-managed by Rocky Barber and Mark A. Fuller, III.


Rocky Barber is a principal of William Blair & Company, L.L.C. He joined William Blair in 1986 as a portfolio manager and manager of the Investment Management Department. Besides his management responsibilities, he co-manages the Growth Fund and is a member of the department's Growth team. Previously, he was an equity manager with Alliance Capital Management for nine years and president of the Alliance Capital Bond Fund, a group of fixed-income mutual funds. Prior to that, Rocky was a financial analyst with the Stanford University Endowment. Rocky is president of William Blair Mutual Funds, Inc., a past president of the Board of Commissioners of the Winnetka Park District and a past Chairman of the Board of Trustees of the Stanford Business School Trust. He currently serves on the Board of the LaRabida Children's Hospital Foundation and is a member of the Investment Analysts Society. Education: B.A., M.S. and M.B.A., Stanford University; CFA.


Mark A. Fuller, III is a principal of William Blair & Company, L.L.C. He has been with William Blair since 1983. He began his career in Institutional Sales, developing long-standing relationships with each of the firm's research analysts. Today he is a portfolio manager for numerous accounts, co-manages the firm's Growth Fund and is a member of the department's Small Cap and Aggressive Growth teams. Prior to joining William Blair, he was a sales representative with IBM Corporation. Education: B.A., Northwestern University; M.B.A., Northwestern University Kellogg Graduate School of Management.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                        9

VALUE DISCOVERY FUND

GOAL AND STRATEGY

SIDEBAR [The portfolio's objective is long-term capital appreciation. Using a value discipline, the portfolio invests primarily in the equity securities of small companies.]

The Value Discovery Fund's investment objective is to seek long-term capital appreciation. The portfolio pursues its objective by investing with a value discipline primarily in the equity securities of small companies. In selecting companies for investment, the Adviser evaluates the extent to which a company meets the investment criteria set forth below. The weight given to a particular investment criterion will depend upon the circumstances, and some portfolio holdings may not meet all of the following criteria:

         Material Price/Value Disparity--whether the company's current market value reflects a material discount from the Adviser's estimate of the company's intrinsic value. In determining a company's intrinsic value, the Adviser generally will assess whether a company's share price appears to be inexpensive relative to any of the following: sales, projected earnings, projected cash flow, discounted cash flow, asset values and liquidation value. The discount of the market value from the intrinsic value is considered material when it provides an adequate return opportunity compared to alternative small company investments. The Adviser believes that the short-term market assessment of a company's value can differ materially from a long-term perspective. Therefore, price/value disparities can result from particular industries and companies currently being in disfavor in the market. As the reasons for market disfavor dissipate, a market reassessment can result in price appreciation. However, there is no guarantee that this will result in market appreciation for a company.

         Probable Expansion in Profitability--whether the company has a reasonable expectation of improving its level of profitability over a three year investment horizon. The Adviser believes an expansion in profit margins generally results in improved market valuation. Therefore, the Adviser will look for companies that it believes have the potential for normal, sustainable levels of profitability greater than their current levels. Factors used to assess the normal level of future profitability for a company include industry profit levels and competitiveness and the company's competitive advantages and business strategy.

         Skilled and Committed Management--whether the company has a capable and skilled management team and a clearly articulated and logical business strategy with a reasonable probability of successful execution. Generally, this determination will be made through due diligence with management, which often includes on-site meetings. Factors used to assess management's ability to execute its business strategy include tangible evidence of prior business success and management's level of financial commitment to the company through equity ownership.

         Strong Capital Structure--whether the company has a relatively simple, clean financial structure without excessive use of financial leverage. In addition, the company should adhere to conservative and straightforward accounting practices.

         Positive Catalyst--the likelihood that the company will undergo a positive corporate change within a three-year investment horizon. Examples of positive corporate changes may include: successful execution of its business plan, acquisitions, mergers, spin-offs, divestitures, new products and management additions or changes. The portfolio seeks to invest in companies before a positive catalyst becomes apparent to the market.

PORTFOLIO SECURITIES

SIDEBAR [The portfolio will invest in common stocks of small companies.]


Generally, most of the portfolio will be invested in the common stocks of small companies. Debentures and preferred stocks may be held, however, if convertible into common stocks that meet the investment criteria of the portfolio. The portfolio may invest up to 5% of its net assets in foreign securities, which includes depository receipts. To a limited extent, the portfolio may also invest in certain types of securities and use certain investment techniques that are more fully described in the Investment Glossary at the end of this prospectus. These include depository receipts, foreign securities, illiquid securities, investment companies, real estate investment trusts, repurchase agreements and when-issued and delayed delivery securities. The Investment Glossary also describes the portfolio's policies with regard to borrowing, concentration, diversification and portfolio turnover, along with the risks associated with the portfolio's investments and policies. Types of investments and investment techniques that the portfolio

William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       10
intends to use only to a very limited extent, such as warrants and futures, are described in more detail in the Statement of Additional Information.

Generally the portfolio will remain fully invested, and the Adviser will not attempt to time the market. However, if a significant adverse market action is anticipated, investment-grade debt securities may be held without limit as a temporary defensive measure. Normally, the portfolio does not purchase securities with a view to quick turnover for capital gains.

INVESTMENT RISKS

SIDEBAR [All investments are subject to market fluctuations and financial risks. The value of your investment will fluctuate in response to stock market movements.]

Stocks of small companies carry higher risks that those of larger companies. This is because small companies may be in an earlier stage of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions. In addition, small companies may be traded in low volumes, which can increase volatility and liquidity risks. From time to time, the portfolio may invest in the equity securities of very small companies, often referred to as "micro cap" companies. The considerations noted above are generally intensified for these investments. Any convertible debentures issued by small companies are likely to be lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories and generally include some speculative characteristics.

PORTFOLIO MANAGEMENT

The portfolio is co-managed by Mr. Glen Kleczka, Mr. David Mitchell and Ms. Capucine Price.


Glen Kleczka joined William Blair & Company, L.L.C. in 1996 and leads the Value Discovery Fund portfolio management team. Since 1989, he was a partner in the Private Markets and U.S. Equity groups of Brinson Partners, Inc., managing the firm's Post-Venture Fund. This $900 million fund invested in small capitalization companies, many of which were previously backed by venture capitalists. Glen was a member of the firm's Private Markets Committee, which approved all investments in venture capital deals and partnership investments. Previously, he spent two years at CNA Financial Corp. as a co-manager of their Variable Annuity Trust's $60 million equity allocation. Glen is a member of the Investment Analysts Society of Chicago. Education: B.S., Finance, Marquette University; M.S. Finance & Investment Banking, University of Wisconsin-Madison; and CFA.

David Mitchell joined William Blair & Company, L.L.C. in 1996 as portfolio manager of the Value Discovery Fund. Previously, he was a partner in the U.S. Equity group at Brinson Partners, Inc. At Brinson, he was a member of a four-person team that managed a $900 million institutional micro-cap value product. Before that, he was co-manager of Thomas Paine Investors, L.P., a limited partnership invested in entrepreneurial companies. Education: B.A., Economics, Knox College; M.B.A., Northwestern University Kellogg Graduate School of Management; and CFA.

Capucine "Cappy" Price joined William Blair & Company, L.L.C. in 1996 as portfolio manager of the Value Discovery Fund. From 1993 to 1996, she was a partner in the Private Markets and U.S. Equity groups of Brinson Partners, Inc. Her primary responsibility was investment analysis for the firm's Post-Venture Fund, a micro-cap, value-oriented stock fund. Prior to joining Brinson Partners, Inc., Cappy was an equity analyst and First Scholar with the First National Bank of Chicago. Education: B.A., Economics, University of Michigan; M.A., Social Science, University of Chicago; M.B.A., Northwestern University Kellogg Graduate School of Management.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       11

INTERNATIONAL GROWTH FUND

GOAL AND STRATEGY

SIDEBAR [The portfolio seeks long-term capital appreciation through investment in well-managed, quality, growth companies.]

The investment objective of the International Growth Fund is long-term capital appreciation through investment in well-managed, quality growth companies. Such companies would include companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide and that are expected to continue such performance. Such companies also generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady recurring basis. These business characteristics should be accompanied by management that is shareholder return oriented and uses conservative accounting policies. Companies with above average returns on equity, strong balance sheets and consistent, above average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons. Current income is not an investment objective, although it is anticipated that capital appreciation will normally be accompanied by modest investment income, which may vary depending on the allocation of the investments.

SIDEBAR [Securities markets in different countries may offer enhanced diversification of investors' portfolios because of differences in economic, financial, political and social factors.]

SIDEBAR [The portfolio allows investors to diversify their portfolios by investing in various companies and economies outside the U.S., thereby taking advantage of these differences.]

In pursuing its investment objective, the portfolio will vary the geographic diversification and types of securities in which it invests based upon continuous evaluation by the Adviser of economic, market and political trends throughout the world. The investment of the portfolio's assets in various international securities markets tends to decrease the degree to which events in any one country can affect the entire portfolio. In making decisions regarding the country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. It is anticipated that the majority of the portfolio's investments normally will be divided among Continental Europe, the United Kingdom, Japan and the markets of the Pacific Basin (including Australia and New Zealand). Selective investments may also be made in Canada and Latin America and in emerging markets worldwide. While the portfolio normally will invest around 18% of its assets in emerging markets, from time to time, it may invest as little as 5% and as much as 30% of its assets in such markets. The portfolio will invest in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development. Fundamental company analysis and stock selection will be the most important investment criteria.

The portfolio normally will allocate its investments among not less than six different countries and will not concentrate investments in any particular industry. However, the portfolio may have more than 25% of its assets invested in any major industrial or developed country. No more than 50% of the portfolio's equity securities may be invested in securities of issuers of any one country at any given time.

PORTFOLIO SECURITIES

SIDEBAR [The portfolio primarily invests in common stocks issued by foreign companies.]


The portfolio ordinarily will invest at least 80% of its total assets in a diversified portfolio of common stocks with above average growth, profitability and quality characteristics, issued by companies domiciled outside the U.S. and in securities convertible into, exchangeable for, or having the right to buy such common stocks. For liquidity purposes, up to 20% of the portfolio may be held in cash (U.S. dollars and foreign currencies) or in short-term securities, such as repurchase agreements and domestic and foreign money market instruments, such as government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper and short-term corporate debt securities. The portfolio does not have any specific rating requirements for its portfolio securities.

The portfolio may enter into forward foreign currency transactions in an effort to protect against changes in foreign exchange rates. To a limited extent, the portfolio may also invest in types of securities and use certain investment techniques that are more fully described in the Investment Glossary at the end of this prospectus. These include depository receipts, foreign currency futures, forward foreign currency transactions, illiquid securities, investment companies, repurchase agreements and when-issued and delayed delivery securities. The Investment Glossary also describes the portfolio's policies with regard to borrowing, concentration, diversification, and portfolio turnover, along with the risks associated with such investments and policies. Types


William Blair Mutual Funds, Inc.                                     May 1, 1998
of investments and investment techniques that the portfolio intends to use only to a very limited extent, such as warrants, are described in more detail in the Statement of Additional Information.


INVESTMENT RISKS

SIDEBAR [Investments in foreign equity securities present opportunities for both increased benefits and increased risks as compared to investments in the U.S. securities market.]




SIDEBAR [The value of your investment will fluctuate in response to the movement of stock markets in various countries.]

Although the Fund will try to invest in companies and governments of countries having stable or improving political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment in these nations.


The risks of investing in securities of foreign issuers may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital and difficulty in obtaining and enforcing judgments against foreign entities. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. In addition, the time period for settlement of transactions in foreign securities generally is longer than for domestic securities. The portfolio may invest a portion of its assets in emerging markets, which may include developing countries or countries with new or developing capital markets.

The risks described above, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to special risks. Political and economic structure in many of these countries may be in their infancy and developing rapidly. Such countries may also lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.


The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the values of the Fund's investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


The securities held by the portfolio will usually be denominated in currencies other than the U.S. dollar. Therefore, changes in foreign exchange rates will affect the value of the securities held in the portfolio either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the dollar value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, available for distribution to shareholders.


The portfolio is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities, since expenses such as custodial fees related to foreign investments are usually higher than those associated with investments in U.S. securities. Similarly, brokerage commissions on purchases and sales of foreign securities are generally higher than on domestic securities. In addition, dividends and interest from foreign securities may be subject to foreign withholding taxes. (For more information, see "Your Account - Dividends, Distributions and Taxes".)

Although the portfolio will normally invest at least 80% of its assets in the equity securities of companies domiciled outside of the U.S., the portfolio may significantly alter its make-up as a temporary defensive strategy. A defensive strategy would only be employed if, in the judgment of the Adviser, investments in international equity securities became decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. The types of securities that might be acquired and held for defensive purposes could include non-convertible preferred stock, investment-grade debt securities,


William Blair Mutual Funds, Inc.                                     May 1, 1998
fixed-income securities and securities issued by the U.S. or foreign governments as well as domestic or foreign money market instruments. At such time as the Adviser determines that the portfolio's defensive strategy is no longer warranted, the portfolio will adjust its portfolio back to its normal complement of international equity securities as soon as practicable.

PORTFOLIO MANAGEMENT

The portfolio is co-managed by Norbert W. Truderung and W. George Greig.

Norbert W. Truderung, a principal of William Blair & Company, L.L.C. joined the firm in 1986. He is a member of the Investment Management Department's research committee and a senior vice president of William Blair Mutual Funds, Inc. Norbert is also a member of the department's Small and Aggressive Growth teams. Previously, Norbert spent eight years at The Northern Trust Company as a senior investment research analyst and as portfolio manager for the bank's international investment funds. He was responsible for managing their international research effort and served as a member of the bank's investment policy committee. From 1974-78, Norbert was an investment analyst at National City Corporation (Cleveland). He is a member of the Investment Analysts Society of Chicago. Education: B.A., Baldwin-Wallace College; CFA.

W. George Greig joined William Blair & Company, L.L.C.'s Investment Management Department in 1996 as an international portfolio manager. He previously headed international equities for PNC Bank in Philadelphia. George was a founding partner of Pilgrim Baxter & Associates, where he was an analyst, research director and portfolio manager for over ten years. He also served as chief investment officer of Framlington Group plc during its association with Pilgrim Baxter and founded and managed a joint venture between the two firms. Education:
B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.



William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       14

EMERGING MARKETS GROWTH FUND

GOAL AND STRATEGY

SIDEBAR [The portfolio seeks long-term capital appreciation. The portfolio pursues its objective by investing in well-managed, quality, growth companies in emerging economies worldwide.]

The investment objective of the Emerging Markets Growth Fund is long term capital appreciation. The portfolio pursues its objective by investing in well-managed, high quality growth companies. Such companies will generally exhibit superior business fundamentals, including one or more of the following characteristics:

* Globally competitive product position and/or cost position in tradeable goods or services;

* Dominant or improving market position, generally associated with a competitive advantage in distribution, pricing, or business franchise, within a growing local or regional economy;

* Sustainable above average and/or increasing returns on invested capital generated from the efficient utilization of assets, increasing profit margins or sound financial management, including improvements that may arise from the process of privatization or restructuring of corporate assets.

The research approach used in stock selection will focus intensively on the soundness of corporate management, taking into account management's orientation toward outside shareholders, incentives and ability to execute successful strategies, commitment to transparent and conservative financial reporting policies, and general integrity. Current income is not an investment objective, although it is anticipated that capital appreciation will normally be accompanied by modest investment income, which may vary depending upon the allocation of the investments.

SIDEBAR [Securities markets in emerging markets may offer enhanced diversification of investors' portfolios because of differences in economic, financial, political and social factors.]

The portfolio pursues its objective by investing primarily in equity securities issued by emerging market companies. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European Countries.

In pursuing its investment objective, the portfolio will vary the geographic diversification and types of securities in which it invests based upon continuous evaluation by the Adviser of economic, market and political trends throughout the world. The investment of the portfolio's assets in various international securities markets tends to decrease the degree to which events in any one country can affect the entire portfolio. In making decisions regarding the country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. In addition, the portfolio will invest in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development.

The portfolio normally will allocate its investments among not less than six different countries and will not concentrate investments in any particular industry. No more than 50% of the portfolio's equity securities will be invested in securities of issuers in of any one country at any given time.

PORTFOLIO SECURITIES

SIDEBAR [The portfolio primarily invests in common stocks issued by emerging market companies.]

The portfolio ordinarily will invest at least 65% of its total assets in equity securities issued by emerging market companies. Equity securities include securities convertible into, exchangeable for, or having the right to buy common stocks. For liquidity purposes, up to 35% of the portfolio may be held in cash (U.S. dollars and foreign currencies) or in short-term securities, such as repurchase agreements and domestic and foreign money market instruments, such as government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper and short-term corporate debt securities. The portfolio does not have any specific rating requirements for its portfolio securities.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       15

The portfolio may enter into forward foreign currency transactions in an effort to protect against changes in foreign exchange rates. To a limited extent, the portfolio may also invest in types of securities and use certain investment techniques that are more fully described in the Investment Glossary at the end of this prospectus. These include depository receipts, foreign currency futures, illiquid securities, investment companies, repurchase agreements and when-issued and delayed delivery securities. The Investment Glossary also describes the portfolio's policies with regard to borrowing, concentration, diversification, and portfolio turnover, along with the risks associated with these portfolio investments and policies. Types of investments and investment techniques that the portfolio intends to use only to a very limited extent, such as warrants, are described in more detail in the Statement of Additional Information.

INVESTMENT RISKS

SIDEBAR [Investments in foreign markets present opportunities for both increased benefits and increased risks as compared to investments in the U.S. securities market.]

SIDEBAR [The value of your investment will fluctuate in response to the movement of stock markets in various countries.]

Although the portfolio will try to invest in companies operating in countries having stable or improving political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment in these nations. The risks of investing in foreign companies also may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, adverse changes in investment regulations, restrictions on the flow of international capital and difficulty in obtaining and enforcing judgments against foreign entities. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. In addition, the time period for settlement of transactions in foreign securities generally is longer than for domestic securities. These risks are typically intensified in emerging markets, which are the less developed and developing nations. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

SIDEBAR [Investments in securities located in emerging market countries are subject to special risks]

Investments in emerging markets companies are speculative and subject to special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly. Such countries may also lack the social, political and economic characteristics of more developed countries. The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the values of the portfolio's investments in emerging market countries and the availability to the portfolio of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the portfolio's investments in such countries illiquid and more volatile than investments in more developed countries, and the portfolio may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The portfolio could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of certain developing countries may be dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have and may continue to be adversely affected by economic conditions in the countries with which they trade.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       16

The securities held by the portfolio will usually be denominated in currencies other than the U.S. dollar. Therefore, changes in foreign exchange rates will affect the value of the securities held in the portfolio either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the dollar value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, available for distribution to shareholders.

The portfolio may invest in Russian securities. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic, social and legal systems, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.

The portfolio may invest in small companies. Stocks of small companies carry higher risks than those of larger companies. This is because small companies may be in an earlier stage of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions. In addition, small companies may be traded in low volumes, which can increase volatility and liquidity risks. Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for these stocks, and the greater sensitivity of small companies to changing economic conditions. From time to time, the portfolio may invest in the equity securities of very small companies, often referred to as "micro-cap" companies. The risk considerations noted above are generally intensified for these investments.

The portfolio is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities, since expenses such as custodial fees related to foreign investments are usually higher than those associated with investments in U.S. securities. Similarly, brokerage commissions on purchases and sales of foreign securities are generally higher than on domestic securities. In addition, dividends and interest from foreign securities may be subject to foreign withholding taxes. (For more information, see "Your Account - Dividends, Distributions and Taxes".)

Although the portfolio will normally invest at least 65% of its assets in the equity securities of emerging market companies, the portfolio may significantly alter its make-up as a temporary defensive strategy. A defensive strategy would only be employed if, in the judgment of the Adviser, investments in emerging market equity securities became decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. The types of securities that might be acquired and held for defensive purposes could include non-convertible preferred stock, investment-grade debt securities, fixed-income securities and securities issued by the U.S. or foreign governments as well as domestic or foreign money market instruments. At such time as the Adviser determines that the portfolio's defensive strategy is no longer warranted, the portfolio will adjust its portfolio back to its normal complement of emerging market equity securities as soon as practicable.

PORTFOLIO MANAGEMENT

The portfolio is co-managed by W. George Greig and Jeffrey A. Urbina.

W. George Greig joined William Blair & Company, L.L.C.'s Investment Management Department in 1996 as an international portfolio manager. He previously headed international equities for PNC Bank in Philadelphia. George was a founding partner of Pilgrim Baxter & Associates, where he was an analyst, research director and portfolio manager for over ten years. He also served as chief investment officer of Framlington Group plc during its association with Pilgrim Baxter and founded and managed a joint venture between the two firms. Education:
B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Jeffrey A. Urbina joined William Blair & Company, L.L.C. in 1996. In addition to the Emerging Market Growth Fund, he is responsible for emerging market research for the William Blair International Growth Fund. Previously, Mr. Urbina was Senior Vice President/Director of Emerging Market Research and a Portfolio Manager for the Van Kampen American Capital Navigator Fund, an emerging market equity fund listed in Luxembourg. During his five years at Van Kampen American Capital, he also served as Director of Fixed Income Research and was a member of the Investment Policy Committee. Before joining Van Kampen American Capital, Mr. Urbina spent ten years at Citicorp in various capacities, including as a Vice President in the commercial real estate group in Chicago and as a commercial lending officer in the bank's Denver office. Mr. Urbina began his banking career at Harris Bank in Chicago, where he was an International Banking Officer.
Education: B.A., Northwestern University; M.B.A., Northwestern's J.L. Kellogg Graduate School of Management.



William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       17

INCOME FUND

GOAL AND STRATEGY

SIDEBAR [The Income Fund's objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing primarily in a diversified portfolio of high grade intermediate-term debt securities.]

The Income Fund pursues its investment objective of providing investors with as high a level of current income as is consistent with preservation of capital by investing primarily in a diversified portfolio of high grade, intermediate-term debt securities.

The anticipated dollar weighted average maturity of the portfolio is three to seven years. The anticipated weighted average modified duration for the portfolio is two to five years, with a maximum duration on any instrument of eight years. The Adviser will not continue to hold a security whose duration has moved above eight years.

PORTFOLIO SECURITIES

As a matter of fundamental policy, under normal conditions at least 90% of the portfolio's assets will be invested in the following:

U.S. DOLLAR DENOMINATED DEBT SECURITIES (domestic or foreign) with long-term ratings of "A-" or better, or an equivalent rating, by at least one of the following four nationally recognized statistical rating organizations ("Rating Organizations"): Duff & Phelps, Inc., Fitch Investors Service, Inc., Moody's Investors Service, Inc. and Standard & Poor's Corporation;

OBLIGATIONS OF OR GUARANTEED BY THE UNITED STATES GOVERNMENT, its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and time of issuance and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, which differ in the degree of support provided by the U.S. Government. Although these securities are subject to the market risks resulting from fluctuation in interest rates, they will be paid in full if held to maturity;

COLLATERALIZED OBLIGATIONS, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities. The issuer's obligation to make interest and/or principal payments is secured by the underlying pool or portfolio of securities. The Income Fund may invest in collateralized obligations that are not guaranteed by a U.S. Government agency or instrumentality only if the collateralized obligations are rated A- or better, or an equivalent rating, by one of the Rating Organizations; and

COMMERCIAL PAPER obligations rated within the highest grade by one of the four Rating Organizations.

Up to 10% of the portfolio's total assets may be invested in unrated debt securities, provided that the Adviser deems such securities to be of at least "A-" quality and provided that the comparable debt of the issuer has a rating of at least "A-" or its equivalent by one of the four Rating Organizations.

Generally the portfolio will remain fully invested, and the Adviser will not attempt to time the market. However, the portfolio for temporary defensive purposes may invest up to 100% of its assets in other types of securities, including high quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. The portfolio does not invest in equity securities.

To a limited extent, the portfolio may invest in certain types of securities and use certain investment techniques, such as illiquid securities, repurchase agreements and when-issued and delayed delivery securities, which are more fully described in the Investment Glossary at the end of this Prospectus. The Investment Glossary also describes the portfolio's policies with regard to borrowing, concentration, diversification, duration and portfolio turnover, along with the risks associated with such investments and policies. In addition, the portfolio's policy regarding lending portfolio securities is described in more detail in the Statement of Additional Information.

INVESTMENT RISKS

The portfolio's investments are subject to financial risks. However, in the opinion of the Adviser, the risk of loss of principal should be reduced due to the relatively high quality of the investments in which the portfolio will primarily invest. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, provide higher yields. The portfolio's investments are subject to price fluctuations resulting from various factors, including rising or declining interest rates (market risks). The value of the portfolio's investments (other than an interest-only class of a

William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       18
collateralized obligation) tends to decrease when interest rates rise and tends to increase when interest rates fall. The value of the portfolio's securities also is subject to the ability of the issuers of such securities to make payment at maturity (financial risks). For example, not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which the portfolio may invest are backed by the full faith and credit of the United States, such as modified pass-through certificates issued by the Government National Mortgage Association, while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation). Others are backed only by the credit of the issuer itself (such as obligations of the Student Loan Marketing Association). In addition, investments with longer maturities, which typically provide better yields, may subject the portfolio to increased price changes resulting from market yield fluctuations.

For a description of ratings, see Appendix B in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The portfolio is managed by Bentley Myer, a principal of William Blair & Company, L.L.C. Bentley joined the firm in 1991 as a fixed-income portfolio manager. From 1983 to 1991 he was associated with LaSalle National Trust, first as head of fixed-income investments and later as chief investment officer. Prior to that, Bentley was head of the municipal investment section of the trust department of Harris Trust and Savings Bank. He is currently a Trustee of Delnor Community Hospital as well as a member of the Investment Analysts Society of Chicago. Education: B.A., Middlebury College; M.B.A., Wharton School of the University of Pennsylvania.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       19

READY RESERVES FUND

GOAL AND STRATEGY

SIDEBAR [The Ready Reserves Fund's investment objective is to obtain the maximum current income consistent with preservation of capital by investing exclusively in high quality money market instruments.]

The Ready Reserves Fund pursues its investment objective of obtaining the maximum current income consistent with preservation of capital by investing exclusively in high quality money market instruments. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high quality ratings. The portfolio seeks to maintain a net asset value of $1.00 per share. Nevertheless, there is no guarantee that the objective of the portfolio will be achieved or that the net asset value of $1.00 per share of the portfolio will be maintained.

PORTFOLIO SECURITIES

SIDEBAR [The portfolio will invest exclusively in short-term, high quality U.S. dollar denominated domestic and foreign money market instruments.]


The portfolio will invest exclusively in U.S. dollar denominated money market instruments, including, but not limited to, those issued by:


--     the U.S. Government, its agencies and instrumentalities;
--     U.S. and foreign banks;

--     Corporations

--     Municipalities;
--     Foreign governments; and
--     Multinational organizations, such as the World Bank.

No more than 5% of the portfolio's assets may be invested in securities rated in the second-highest short-term category (or unrated equivalents). The rest of the portfolio's investments must be in the highest short-term rating category. No more than 25% of the portfolio's assets may be invested in obligations that are issued either by foreign banks or by foreign branches of U.S. banks, unless these obligations are backed by the U.S. parent bank. The portfolio maintains an average maturity of 90 days or less and does not invest in securities with maturities of more than 13 months.

To a limited extent, the portfolio may also invest in certain types of securities and use certain investment techniques, such as repurchase agreements,
Section 4(2) commercial paper, when-issued and delayed delivery securities and variable rate securities, which are more fully described in the Investment Glossary at the end of this Prospectus. The Investment Glossary also describes the portfolio's policies with regard to borrowing, concentration, diversification and ratings, along with the risks associated with such investments and policies. Types of investments and investment techniques that the portfolio intends to use only to a very limited extent are described in the Statement of Additional Information.

INVESTMENT RISKS

The yield paid by the portfolio will vary with changes in interest rates. While the portfolio seeks to maintain its $1.00 share price, there is no guarantee that it will be able to do so.

PORTFOLIO MANAGEMENT

The portfolio is managed by Bentley Myer, a principal with William Blair & Company, L.L.C. Bentley joined the firm in 1991 as a fixed-income portfolio manager. From 1983 to 1991 he was associated with LaSalle National Trust, first as head of fixed-income investments and later as chief investment officer. Prior to that, Bentley was head of the municipal investment section of the trust department of Harris Trust and Savings Bank. He is currently a Trustee of Delnor Community Hospital as well as a member of the Investment Analysts Society of Chicago. Education: B.A., Middlebury College; M.B.A., Wharton School of the University of Pennsylvania.

William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       20

YOUR ACCOUNT

HOW TO BUY

MINIMUM INVESTMENTS


OPENING ACCOUNT
Regular Accounts....................    $5,000
IRAs................................    $2,000

ADDING TO AN ACCOUNT
Ready Reserves Fund.................    $    1
All Other Portfolios................    $1,000


BY MAIL

OPENING AN ACCOUNT. To open a new account by mail, make out a check for the amount of your investment, payable to "William Blair Mutual Funds, Inc." (the "Fund"). Complete the account application included with this Prospectus, and mail the completed application and the check to the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street"), P.O. Box 9104, Boston, Massachusetts 02266-9104.

For the Ready Reserves Fund, send your check and completed application to the Distributor, William Blair Mutual Funds, Inc., 222 West Adams Street, Chicago, Illinois 60606.

ADDING TO AN ACCOUNT. To purchase additional shares of the Fund, make out a check for the amount of your investment, payable to "William Blair Mutual Funds, Inc." Mail the check, together with a letter that specifies the portfolio name, the account number and the name(s) in which the account is registered, to State Street Bank and Trust Company, P.O. Box 9104, Boston, Massachusetts 02266-9104.

For the Ready Reserves Fund, send your check and letter to the Distributor, William Blair Mutual Funds, Inc. 222 West Adams Street, Chicago, Illinois 60606.

BY WIRE

OPENING AN ACCOUNT.
First, call State Street at 1-800-635-2886 (in Massachusetts, 1-800-635-2840) for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.
ABA # 011000028
DDA # 99029340
Attn: Custody & Shareholder Services
225 Franklin Street
Boston, Massachusetts 02110

Include the portfolio name in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by State Street and mail it to William Blair Mutual Funds, Inc., 222 West Adams Street, Chicago, Illinois 60606.

ADDING TO AN ACCOUNT. To add to your account by wire, instruct your bank to wire federal funds to:

State Street Bank and Trust Co.
ABA # 011000028
DDA # 99029340
Attn: Custody & Shareholder Services
225 Franklin Street
Boston, Massachusetts 02110

In your request, specify the portfolio name in which you are investing, your account number and the name(s) in which the account is registered.

William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       21

To add to an existing account by wire transfer of funds, you must have selected this option on your account application.


BY TELEPHONE

Opening an Account.  See "By Wire."

ADDING TO AN ACCOUNT. Call your State Street account executive at 1-800-635-2886 (in Massachusetts, 1-800-635-2840). For the Ready Reserves Fund only, call your William Blair account executive at (312) 364-8000.

Tell your account executive the portfolio name, your account number and the name(s) in which the account is registered. You may then pay for your new shares by mail or by wire.

To add to an existing account by telephone, you must have selected this option on your account application.

MINIMUM INVESTMENTS. To open an account, the minimum initial investment for regular accounts is $5,000, and the minimum initial investment for Individual Retirement Accounts ("IRAs") is $2,000. To add to an account, the minimum subsequent investment is generally $1,000 for all accounts, except accounts holding shares of the Ready Reserves Fund, for which the subsequent minimum investment is $1. The portfolios may accept smaller amounts under a group payroll deduction or similar plan. These minimum amounts may be changed at any time and may be waived for directors, principals, officers or employees of the Fund or William Blair & Company, L.L.C. (the "Adviser").


SIDEBAR [All six of the Fund's portfolios are no-load funds. A load is a sales charge that you pay when you purchase or sell your mutual fund shares.]

PURCHASE PRICE. All six portfolios of the Fund are "no-load," which means that you do not pay a sales charge when you buy or sell shares. All purchases are made at a price based on the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. For the Ready Reserves Fund, the net asset value per share will normally be $1.00. (For more information, see "Determination of Net Asset Value.") If you fail to pay for your order, you will be liable for any loss to the Fund and, if you are a current shareholder, the Fund may redeem some or all of your shares to cover such loss.


NOTE: All purchases made by check should be in U.S. dollars and made payable to William Blair Mutual Funds, Inc., or in the case of a retirement account, the custodian or trustee of such account. Third party checks will not be accepted. When purchases are made by check or periodic account investment, the Fund may delay sending redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 15 calendar days.

HOW TO SELL


You can arrange to take money out of your Fund account at any time by selling ("redeeming") some or all of your shares. You may give instructions to redeem your shares by mail, by wire or by telephone, as described below.


BY MAIL

For all portfolios except the Ready Reserves Funds, to redeem shares by mail, send a written redemption request signed by all account owners to State Street Bank and Trust Company, P.O. Box 9104, Boston, Massachusetts 02266-9104.

For the Ready Reserves Fund, send your redemption request signed by all account owners to the Distributor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, to the attention of your account executive. Amounts redeemed will be placed in your brokerage account.


FOR ALL SIX PORTFOLIOS OF THE FUND, WRITTEN REDEMPTION REQUESTS MUST INCLUDE:


-- a letter that contains your name, the portfolio's name and the dollar amount or number of shares to be redeemed;

-- any stock certificates endorsed, or accompanied by an endorsed stock power, to the order of the Fund; and

-- any other necessary documents, such as an inheritance tax consent or evidence of authority (for example, letters testamentary), dated not more than 60 days prior to receipt thereof by State Street or the Distributor.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       22

BY TELEPHONE

To redeem shares by telephone, you must have elected this option on your account application. For all portfolios except the Ready Reserves Fund, contact the Fund's Transfer Agent at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

For the Ready Reserves Fund, you may redeem some or all of your shares by telephone by calling your William Blair account executive at (312) 364-8000. Amounts redeemed will be placed in your brokerage account.

BY WIRE

To redeem some or all of your shares in any of the six portfolios by wire, you may contact the Transfer Agent, or the Distributor in the case of the Ready Reserves Fund, by mail or telephone, as explained above. To redeem by wire, you must have elected this option on your account application and attached a voided, unsigned check or deposit slip for your bank account to the application.


NOTE: Redemption requests should NOT be sent to the Fund or to the Distributor (except in the case of the Ready Reserves Fund).

SIDEBAR [Signature guarantees must be obtained from a bank that is a member of the FDIC, by a brokerage firm that is a member of the NASD, or by an eligible guarantor who is a member of, or a participant in, a signature guarantee program.]

SIGNATURE GUARANTEES. Your redemption request must include a signature guarantee if any of the following situations apply:

-- You wish to redeem shares having a value of $5,000 or more in a single transaction;

--       Your account registration has changed; or

-- You want a check in the amount of your redemption to be mailed to a different address than the one on your account application (address of record).

SIGNATURE GUARANTEES, IF REQUIRED, MUST APPEAR ON THE WRITTEN REDEMPTION REQUEST AND ON ANY ENDORSED STOCK CERTIFICATE OR STOCK POWER.

REDEMPTION PRICE. The redemption price that you receive for your shares may be more or less than the amount that you originally paid for them, depending upon their net asset value at the time your redemption request is received in proper order by the Distributor, the Transfer Agent or a designated agent thereof. For the Ready Reserves Fund, the net asset value will usually be $1.00.

PAYMENT FOR REDEEMED SHARES. Payment normally will be mailed to you at the address of record for your account by the third business day after receipt by State Street (or, in the case of the Ready Reserves Fund, the Distributor) of a redemption request and any other required documentation and after any checks in payment for your shares have cleared.

For the Ready Reserves Fund, if the Distributor receives notice of your request to redeem shares by 9:30 a.m., Chicago time, the redemption will be effected as of that date and proceeds normally will be paid that day. If notice of your redemption request is received after that time, proceeds normally will not be paid until the next business day.


AUTOMATIC REDEMPTION OF SMALL ACCOUNTS. Because of the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem your shares in any account that, following a redemption, is below a specified amount. Currently, the MINIMUM IS $5,000 PER PORTFOLIO. Before the redemption is processed, you will be notified that the value of your account has fallen below the minimum and allowed to make an additional investment.


SPECIAL REDEMPTION METHODS FOR THE READY RESERVES FUND

In addition to the above methods, shares of the Ready Reserves Fund can be redeemed by two other methods unique to this portfolio. Redemption requests will be processed after the next daily dividend declaration at the net asset value next determined upon receipt by the Distributor of a proper redemption request. In this way, you will receive the net asset value of your shares and all declared but unpaid dividends on your shares through the date of redemption.


1. REDEMPTION BY CHECK. To redeem shares by check, you must fill out the appropriate section of your account application. If your application for the check writing privilege is approved, you will be provided with checks that may be made payable to


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       23
any person IN AN AMOUNT NOT LESS THAN $500 NOR MORE THAN $9 MILLION. There currently is no charge for this service and no limit on the number of checks that you may write; however, these provisions are subject to change.


The payee of the check may cash or deposit it like any other check drawn on a bank. When the check is presented for payment, a sufficient number of full and fractional shares from your account will be redeemed at their next determined net asset value per share, usually $1.00, to cover the amount of the check. This enables you to continue earning daily dividends until the check clears. Canceled checks will be returned to you by State Street. For joint accounts, unless a single signer has been authorized on your account application, checks must be signed by all joint account owners.


The Fund may refuse to honor checks whenever the right of redemption has been suspended or postponed or whenever your account is otherwise impaired. For instance, your account would be considered to be impaired when (1) there are insufficient assets to cover the check, (2) a "stop order" has been placed on the check and (3) in other situations, such as where there is a dispute over ownership of the your account. A $25 SERVICE FEE will be charged when a check is presented to redeem portfolio shares in excess of the value of your account or for an amount less than $500.


2. AUTOMATIC REDEMPTION. The Distributor has instituted an automatic redemption procedure available to Ready Reserve Fund shareholders who maintain certain brokerage accounts with it. The Distributor may use this procedure to satisfy amounts due it by you as a result of purchases of securities or other transactions in your brokerage account. Under this procedure, if you so elect, your brokerage account will be scanned at the opening of business each day and, after application of any cash balances in the brokerage account, a sufficient number of portfolio shares will be redeemed, effective that day at the next determined net asset value, to satisfy any amounts which you are obligated to pay to the Distributor. You will receive all dividends declared but unpaid through the date of redemption.

EXCHANGES

--      Growth Fund
--      Value Discovery Fund
--      International Growth Fund

--      Emerging Markets Growth Fund

--      Income Fund
--      Ready Reserves Fund


Subject to the following limitations, you may exchange shares of all six portfolios for each other at their relative net asset values so long as the portfolio shares to be acquired are registered in your state of residence. There is NO SERVICE FEE for an exchange; however, ONLY FOUR (4) EXCHANGES FROM A PORTFOLIO ARE ALLOWED WITHIN ANY 12-MONTH PERIOD. Exchanges will be effected by redeeming your shares of the portfolio held and purchasing shares of the other portfolio or portfolios requested.


BY MAIL

You may request an exchange of your shares by writing to William Blair Mutual Funds, Inc., Attention: Exchange Department, P.O. Box 9104, Boston, Massachusetts 02266-9104.

BY TELEPHONE

You may also exchange your shares by telephone by completing the appropriate section on your account application. Once your telephone authorization is on file, State Street will honor your requests to redeem shares by telephone at 1-800-635-2886 (in Massachusetts, 1-800-635-2840). If you hold certificated shares of the Fund, you must deposit them with State Street prior to any exchange of such shares.


Neither the Fund nor State Street will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and you will bear the risk of loss, so long as the Fund or its Transfer Agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The VERIFICATION PROCEDURES include (1) recording instructions, (2) requiring certain identifying information before acting upon instructions and
(3) sending written confirmations.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       24

SHAREHOLDER SERVICES AND RIGHTS

SIDEBAR [William Blair provides a variety of services to help you manage your account.]

AUTOMATIC SWEEP PROGRAM. You can purchase shares of the Ready Reserves Fund through an automatic sweep program if you establish a brokerage account with the Distributor, William Blair & Company, L.L.C., provided that you meet the current minimum brokerage account size requirements. The automatic sweep program helps you to make convenient, efficient use of free credit balances in your William Blair brokerage account.


TO PURCHASE SHARES of the Ready Reserves Fund through the automatic sweep program, you must have a free credit balance in your brokerage account with the Distributor. Currently, free credit balances are used automatically to purchase shares of the portfolio. If you have a FREE CREDIT BALANCE OF AT LEAST $1,000, the Distributor will effect on your behalf an investment in the portfolio shares on an expedited basis.


-- If you have a free credit balance resulting from securities transactions in your brokerage account at the opening of business of the Distributor, it generally will be invested in shares of the portfolio on that same day, but in no event later than the next business day.

-- If you have a free credit balance resulting from a deposit made prior to 2:00 p.m., Chicago time, or a receipt of income (by check or wire), then it will be invested in shares of the portfolio no later than the next business day.

-- If you have a free credit balance of at least $1 and less than $1,000, it will be invested in shares of the portfolio within a maximum of five business days from the day when the free credit balance is created.

DIVIDEND OPTIONS. You may choose to have your distributions reinvested in additional shares of the Fund automatically or paid in cash by making the appropriate election on your account application. You may change your election at any time by providing written notice to State Street.

1. AUTOMATIC DIVIDEND REINVESTMENT PLAN. The Fund automatically reinvests all income dividends and capital gain distributions in additional shares of a portfolio's stock at net asset value on the reinvestment date. (For more information, see "Dividend and Distribution Policy.")

2. CASH-DIVIDEND PLAN. You may choose to have all of your income dividends paid in cash and/or have your capital gain distributions paid in cash. Any distributions you do not elect to have paid in cash will be reinvested automatically in additional shares of the Fund at net asset value.

3. AUTOMATIC DEPOSIT OF DIVIDENDS. You may elect to have all income dividends and capital gain distributions automatically deposited in a previously established bank account.


AUTOMATIC INVESTMENT PLAN. On your account application, you may authorize State Street to automatically withdraw an amount of money (MINIMUM $250) from your bank account on the fifth or twentieth day of each month. This amount will be invested in additional shares. You may change your election at any time by providing written notice to State Street.


MINIMUM INVESTMENTS
Initial Investment                  $2,000
Subsequent Investments              $1,000


SYSTEMATIC WITHDRAWAL PLAN. You may establish this plan with shares presently held or through a new investment, which the Fund suggests be at least $5,000. Under this plan, you specify a dollar amount to be paid monthly, quarterly or annually. Shares corresponding to the specified dollar amount are automatically redeemed from your account on the fifth business day preceding the end of the month, quarter or year. While this plan is in effect, all income dividends and capital gain distributions on shares in your account will be reinvested at net asset value in additional shares. There is no charge for withdrawals, but the MINIMUM WITHDRAWAL IS $250 PER MONTH. Depending upon the size of payments requested, and fluctuations in the net asset value of the shares redeemed, redemptions under this plan may reduce or even exhaust your account.


RETIREMENT PLANS. The Fund offers a variety of qualified retirement plans, including Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plans ("SEPs") and other qualified retirement plans. Additional information concerning such plans is available from the Fund.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       25

The minimum initial retirement plan investment is $2,000 and the minimum subsequent investment is $1,000. State Street may act as custodian for the portfolio's IRAs and certain other qualified retirement plans. State Street charges a $5 plan establishment fee, an annual $15 custodial fee and a $10 fee for each lump sum distribution from a plan. These fees may be waived under certain circumstances.

With regard to retirement plans:

--       participation is voluntary;
-- you may terminate or change a plan at any time without penalty or charge from the Fund;
-- the Fund will pay any additional expenses that it incurs in connection with such plans;
-- on your account application you may select a plan or plans in which to invest;
-- additional forms and further information may be obtained by writing or calling the Fund;
-- the Fund reserves the right to change the minimum amounts for initial and subsequent investments or to terminate any of the plans;
-- the Fund reserves the right to waive investment minimums at the discretion of the Distributor; and
-- the Fund requires a copy of the trust agreement when shares are to be held in trust.

CONSULTATION WITH A PROFESSIONAL TAX ADVISER IS RECOMMENDED, both because of the complexity of Federal tax laws and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or other qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

SHAREHOLDER RIGHTS. All shares of each portfolio have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of directors, to elect all the directors. All shares of each portfolio will be voted in the aggregate, except when a separate vote by portfolio is required under the Investment Company Act of 1940. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. Under Maryland law, the Fund is not required to hold shareholder meetings on an annual basis. As required by law, the Fund will, however, hold shareholder meetings when a sufficient number of shareholders request a meeting, or as deemed desirable by the Board of Directors, for such purposes as electing or removing directors, changing fundamental policies or approving an investment management agreement. (For additional information about shareholder voting rights, see the Statement of Additional Information.)

DIVIDEND AND DISTRIBUTION POLICY

SIDEBAR [INCOME DIVIDENDS. Each portfolio earns dividends from stocks and interest from bond, money market, and other investments, which are passed along to shareholders as income dividends.]

SIDEBAR [CAPITAL GAIN DISTRIBUTIONS. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them, which are passed along to shareholders as capital gain distributions.]


As a Fund shareholder, you are entitled to your portion of the Fund's net income and gains on its investments. The Fund passes its earnings along to you as distributions. The Fund's policy is to distribute substantially all net investment income, if any, and all net realized capital gain, if any. All distributions of income and capital gain and any return of capital have the effect of immediately thereafter decreasing net asset value per share. Income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value on the reinvestment date, unless you specifically request otherwise (see "Dividend Options" under "Shareholder Services and Rights"). Cash payments are made by the Fund's Dividend Paying Agent, State Street Bank and Trust Company, shortly following the reinvestment date.


WHEN DIVIDENDS ARE PAID FOR EACH PORTFOLIO


-- For the Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund, all income dividends, if any, and capital gain distributions, if any, will generally be paid in December and/or January.

-- For the Income Fund, income dividends are normally paid the fifteenth day of each month if a business day, with net realized long-term capital gain distributions, if any, generally being paid in December and/or in January. The Fund attempts to maintain relatively level monthly dividends for the Income Fund and therefore, from time to time, may distribute or retain net investment income and capital gain or make a return of capital distribution in order to pursue that goal.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       26

-- For the Ready Reserves Fund, on each day that the Fund is open for business, the portfolio's net investment income will be declared at the close of the New York Stock Exchange, which is generally 3:00 p.m., Chicago time, as a dividend to shareholders who were of record prior to the declaration.

The Fund may vary these dividend practices at any time. Income dividends and any capital gain distributions on all six portfolios will vary from year to year. Dividends and distributions may be subject to withholding as required by the Internal Revenue Service (see "Taxes").


TAXES

SIDEBAR [As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.]

TAXES ON DISTRIBUTIONS. Distributions are subject to Federal income tax and may also be subject to state or local taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in more shares of the Fund. However, dividends declared by the Fund in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for Federal income tax purposes. The Fund will inform you of the amount and nature of distributions paid.


Under the Federal tax laws, each portfolio's income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as long-term capital gains. It is anticipated that a portion of the ordinary income dividends for the Growth Fund and the Value Discovery Fund will be eligible for the dividends-received deduction available for corporate shareholders. The ordinary income dividends of International Growth Fund, Emerging Markets Growth Fund, Income Fund and Ready Reserves Fund are not eligible for the dividends-received deduction available to corporate shareholders.

TAXES ON TRANSACTIONS. Your redemptions--including exchanges for shares of other Fund portfolios--are subject to capital gains tax. A capital gain or loss is the difference between the price that you paid for your shares and the price that you receive when you sell them. For the Ready Reserves Fund, so long as a net asset value of $1.00 is maintained, the sale or redemption of your shares will not result in a capital gain or loss. Any loss recognized on the redemption of Fund shares held six months or less will be treated as a long-term capital loss to the extent you have received any long-term capital gain dividends on such shares. A shareholder that redeems shares of the Fund will normally recognize a capital gain or loss for Federal income tax purposes. If you realize a loss on the redemption of portfolio shares within 30 days before or after an acquisition of other Fund shares, the two transactions may be subject to the wash sale rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for Federal income tax purposes.


"BUYING A DIVIDEND." If you buy Fund shares before a portfolio deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. See "Dividend and Distribution Policy" for payment schedules, and call the Distributor if you have further questions.


EFFECT OF FOREIGN TAXES. Investment income received from sources within foreign countries may be subject to foreign income taxes, which generally will reduce the Fund's distributions. However, the United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax or to certain exemptions from tax. Accordingly, the International Growth Fund and Emerging Markets Growth Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable.


For a more detailed discussion of taxes, see the Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE

WHEN AND HOW NET ASSET VALUE IS DETERMINED FOR THE PORTFOLIOS

SIDEBAR [NET ASSET VALUE ("NAV"). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding is its net asset value. The value of a single share is called its share value or share price.]

The net asset value per share for each portfolio shall be determined as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m., Chicago time (4:00 p.m. Eastern time), on each day when the Exchange is open. In addition, the Ready Reserves Fund does not price its shares on Columbus Day and Veteran's Day.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       27

When net asset value is computed, quotations of foreign securities in foreign currencies are converted into the United States dollar equivalents at the prevailing market rates as computed by Investors Bank & Trust Company, the Fund's custodian. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m., Chicago time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day that the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when a New York Stock Exchange is not open and on other days when a portfolio's net asset value is not calculated. Consequently, calculation of the net asset value for the International Growth Fund and the Emerging Markets Growth Fund may not occur at the same time as determination of the most current market prices of the securities included in the calculation, and the value of the net assets held by the International Growth Fund and the Emerging Markets Growth Fund may be significantly affected on days when shares are not available for purchase or redemption.


For the purposes of calculating the net asset value of the Ready Reserves Fund, portfolio securities are valued at their amortized cost, which means their acquisition cost adjusted for the amortization of a premium or discount.

HOW THE MARKET VALUE OF PORTFOLIO SECURITIES IS DETERMINED

DOMESTIC EQUITY SECURITIES. The market value of portfolio domestic equity securities is determined by valuing securities traded on national securities markets at the last sale price or, in the absence of a recent sale on the date of determination, at the latest bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

FOREIGN EQUITY SECURITIES. The value of a foreign equity security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

FIXED-INCOME SECURITIES. Fixed-income securities are valued by using market quotations, independent pricing services that use prices provided by market-makers or matrixes producing estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

OTHER SECURITIES AND ASSETS. Other securities, and all other assets, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Directors.

OTHER IMPORTANT INFORMATION

WRITTEN CONFIRMATIONS. Each purchase, exchange or redemption transaction is confirmed in writing to the address of record by giving details of the purchase or redemption.

CERTIFICATED SHARES. In the interest of safekeeping and expediting transfers and redemptions, most shareholders prefer not to receive certificates for their shares. Rather, the value of the shares is represented by your account balance. The Fund will, however, issue certificated shares upon your written request. Unless payment for shares is made by certified or cashier's check, a share certificate will not be issued until thirty days after your purchase is completed.

USE OF INTERMEDIARIES. If you purchase or redeem shares of the Fund through an investment dealer, bank or other institution, that institution may impose charges for its services. These charges would reduce your yield or return. You may purchase or redeem shares of the Fund directly from the Fund or with the Fund's Transfer Agent, State Street Bank, without any such charges.

TRANSFER OF SHARES. Fund shares may be transferred by a written request addressed to the Fund and delivered to State Street giving the name and social security or taxpayer identification number of the transferee and accompanied by the same signature guarantees and documents as would be required for a redemption, together with specimen signatures of all transferees.

SUSPENSION OF OFFERING. The Fund reserves the right to withdraw all or any part of the offering made by this Prospectus and the Fund or the Distributor may reject purchase orders. From time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of a portfolio may be permitted to continue to purchase additional shares of the portfolio, to have dividends reinvested and to make redemptions.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       28

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

Responsibility for overall management of the Fund rests with its directors and officers. Their duties include supervising the business affairs of the Fund, monitoring investment activities and practices and considering and acting upon future plans for the Fund. The business affairs and investments of the Fund are managed on a day-to-day basis by the Fund's Adviser, William Blair & Company, L.L.C.

THE ADVISER

William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, is the investment adviser and manager of the Fund and provides the Fund with continuous professional investment supervision. The Adviser is also the principal underwriter and distributor of the Fund and acts as agent of the Fund in the sale of its shares. William Blair & Company, L.L.C. was founded over 60 years ago by William McCormick Blair. Today, the firm has more than 140 principals and 700 employees. The main office in Chicago houses all research and investment management services.

The Investment Management Department oversees the assets of the six William Blair mutual funds, along with corporate pension plans, endowments and foundations and individual accounts. The department currently manages over $9.3 billion in equities, fixed-income securities and cash equivalents.

The Adviser firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of over 30 portfolio managers, supported by over 35 analysts, with an exceptionally low turnover rate. William Blair portfolio managers average more than ten years with William Blair and more than two decades experience in the investment industry. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.


Pursuant to its management agreement, the Adviser directs the investment of the assets of the Fund and is responsible for the overall management of the business affairs of the portfolios, subject to the supervision of the Fund's Board of Directors. The Adviser's duties include determining which investments to buy and sell, placing brokerage orders and negotiating the terms of securities transactions on behalf of the Fund. It also provides various other services and facilities.

MANAGEMENT FEES

GROWTH FUND. The Growth Fund pays the Adviser a monthly management advisory fee at an annual rate of .75% of the average daily net assets of the portfolio.

VALUE DISCOVERY FUND. The Value Discovery Fund pays the Adviser a monthly management advisory fee at an annual rate of 1.15% of the average daily net assets of the portfolio. The management fee is greater than that paid by most mutual funds.

INTERNATIONAL GROWTH FUND. The International Growth Fund pays the Adviser a monthly management advisory fee at an annual rate of 1.10% of the first $250 million of average daily net assets of the portfolio and 1.00% of average daily net assets above $250 million. The management fee is greater than that paid by most mutual funds.


EMERGING MARKETS GROWTH FUND. The Emerging Markets Growth Fund pays the Adviser a monthly management fee at an annual rate of 1.40% of the average daily net assets of the portfolio. The management fee is greater than that paid by most mutual funds.


INCOME FUND. The Income Fund pays the Adviser a monthly management advisory fee at an annual rate of .25% of the first $250 million of average daily net assets of the portfolio and .20% of average daily net assets in excess of $250 million, plus 5.0% of the gross income earned. This fee structure results in higher compensation to the Adviser when higher income is achieved, including the higher income that is available from riskier securities.

READY RESERVES FUND. The Ready Reserves Fund pays the Adviser a monthly management advisory fee at an annual rate of .625% of the first $250 million of average daily net assets of the portfolio, .60% of the next $250 million, .575% of the next $2 billion and .55% of the average daily net assets in excess of $2.5 billion.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       29

YEAR 2000 COMPLIANCE

A critical issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund is in the process of working with the Adviser and other service providers to assure that the Fund is prepared for the year 2000. The Fund has been assured by the Adviser and other service providers that they do not believe that the Fund will be materially adversely effected by year 2000. Nevertheless, the inability of the Adviser and other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse effect on the Fund's operations.

EXPENSES


The Fund's expenses include the management advisory fees; transaction costs; interest; taxes; legal, accounting, auditing, transfer agency and custodial fees and certain other operational expenses. During the Emerging Markets Growth Fund's first year of operation, the Adviser has voluntarily agreed to waive the advisory fee and to absorb other operating expenses if total operating expenses exceed 2.25% of the portfolio's average daily net assets. In addition, over a five-year period following the portfolio's commencement of operations the Value Discovery Fund and Emerging Markets Growth Fund are reimbursing the Adviser for expenses (up to $50,000) incurred by the Adviser in establishing the portfolio.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

The Fund's Custodian is Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117. The Fund's Transfer Agent and Dividend Paying Agent is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

PERFORMANCE

From time to time, the portfolios may advertise several types of performance information that are based upon historical results and are not necessarily representative of the future performance of a portfolio.

Average annual total return is a standard measure of portfolio performance. It assumes that any distributions of capital gains or dividends were reinvested for the period quoted. Yield is a standard measure of performance for income funds and money funds. Yield measures the net investment income per share earned over a specific 30-day period for income funds and a 7-day period for money funds.



William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       30

INVESTMENT GLOSSARY

The following glossary explains some of the types of securities in which the portfolios may invest, investment techniques they may employ and some of their specific associated risks. For more information, please see the Fund's Statement of Additional Information.


BORROWING. To a certain extent, each portfolio may borrow money from banks for limited purposes. The Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund may borrow up to 10% of their total assets; the Income Fund and Ready Reserves Fund may borrow up to 5% of their total assets. Most borrowing is intended only as a temporary measure for extraordinary or emergency purposes, such as to help meet redemption requests, and not for leverage purposes.

COLLATERALIZED OBLIGATIONS. The Income Fund may invest in collateralized obligations, which are debt securities issued by a corporation, trust or custodian or by a U.S. Government agency or instrumentality, that are collateralized by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities. The issuer's obligation to make interest and/or principal payments is secured by the underlying pool or portfolio of securities.

A variety of types of collateralized obligations are available currently, and others may become available in the future. Some obligations are for the guaranteed payment of only principal (the principal-only or "PO" class) or only interest (the interest-only or "IO" class), while others are for the guaranteed payment of both, or some variation thereof. The yields to maturity on PO and IO class obligations are more sensitive than other obligations, with the IO class obligations being extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets. The portfolio will invest only in PO and IO class mortgage obligations collateralized by securities guaranteed by the U.S. Government. Some types of collateralized obligations may be less liquid than other types of securities. Investments in collateralized obligations that are deemed to be illiquid, which includes PO and IO class mortgage obligations, will be subject to the 15% limitation on illiquid assets.

The mortgage-backed collateralized obligations in which the portfolio may invest include pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Payments of principal and/or interest on such mortgages, including prepayments, are guaranteed by the agency or instrumentality. The agencies and instrumentalities are subject to varying degrees of support by the U.S. Government. The effective credit quality of collateralized obligations is the credit quality of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies. These collateralized obligations generally have excess collateral, but typically any guarantee is limited to a specified percentage of the pool of assets.

The potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments by certain mortgage-backed securities, such as GNMA Certificates and other collateralized obligations. During periods of declining interest rates, mortgages underlying the security are prone to prepayment, causing the security's effective maturity to be shortened. Prepayment of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the portfolio and may even result in losses to the portfolio if the prepaid securities were acquired at a premium. Because mortgage-backed securities tend to be sensitive to prepayment rates on the underlying collateral, their value to the portfolio is dependent upon the accuracy of the prepayment projections used, which are a consensus derived from several major securities dealers. The duration of many mortgage backed securities changes substantially in response to changes in interest rates and prepayment rates.


DEPOSITORY RECEIPTS. The Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund may invest in foreign issuers through sponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally an ADR is a dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, the underlying foreign security, an EDR represents a similar securities arrangement but is issued by a European bank and a GDR is issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for issuance in European securities markets. Investments in depository receipts entail risks similar to direct investments in foreign securities. These risks are detailed in the section on "Investment Risks" under the "International Growth Fund" and "Emerging Markets Growth Fund" above and in the Statement of Additional Information.


DURATION. For the Income Fund, the duration of an instrument is different from the maturity of an instrument in that duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under the instrument are to be paid, rather than by the instrument's stated final maturity. For example, a portfolio duration of five years means that,

William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       31
if interest rates increased by one percent, the value of the portfolio would decrease approximately by five percent. Modified duration adjusts duration to take into account the yield to maturity and the number of coupons received each year. For purposes of calculating duration, instruments allowing prepayment will be assigned a maturity schedule by the Adviser based upon general experience.

CONCENTRATION. Each portfolio does not intend to invest more than 25% of its total asset in any one industry; however, the Ready Reserves Fund may invest more than 25% of its total assets in the domestic banking industry. These limitations do not apply to U.S. Government securities or government agency securities, or to instruments, such as repurchase agreements, secured by these instruments.


DIVERSIFICATION. As a matter of fundamental policy, each portfolio will not purchase the securities of any issuer if, as a result, more than 5% of its total assets would be invested in such issuer. For the Value Discovery Fund and Emerging Markets Growth Fund, that limitation applies to 75% of the portfolio's net assets. In addition, each portfolio will not purchase more than 10% of the outstanding voting securities of any issuer. These limitations do not apply to U.S. Government securities or to government agency or instrumentality securities.

FOREIGN CURRENCY FUTURES. The International Growth Fund and Emerging Markets Growth Fund may purchase and sell futures on foreign currencies as a hedge against possible variation in foreign exchange rates. Foreign currency futures contracts are traded on boards of trade and futures exchanges. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a particular currency for a particular price on a future date. To the extent that the portfolio engages in foreign currency futures transactions, but fails to consummate its obligations under the contract, the net effect to the portfolio would be the same as speculating in the underlying futures contract. Futures contracts entail certain risks. If the Adviser's judgment about the general direction of rates or markets is wrong, the portfolio's overall performance may be less than if no such contracts had been entered into. There may also be an imperfect correlation between movements in prices of futures contracts and the portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. In addition, because margin requirements in the future markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to price distortions in the futures market and an imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the portfolio's Adviser may still not result in a successful hedging transaction. The portfolio could also experience losses if it could not close out its futures position because of an illiquid secondary market, and losses on futures contracts are not limited to the amount invested in the contract. The above circumstances could cause the portfolio to lose money on the financial futures contracts and also on the value of its portfolio securities.


To the extent required to comply with the 1940 Act and the rules and interpretations thereunder, whenever the portfolio enters into a futures contract, the portfolio will maintain a segregated account consisting of either cash or liquid securities equal to the portfolio's potential obligation under such contracts. The segregation of assets places a practical limit on the extent to which the portfolio may engage in futures contracts.

To the extent required to comply with CFTC Rule 4.5 and in order to avoid "commodity pool operator" status, each portfolio will not enter into a financial futures contract if immediately thereafter the aggregate initial margin and premiums for such contracts held by the portfolio would exceed 5% of the liquidation value of the portfolio's assets. The portfolio will not engage in transactions in financial futures contracts for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the portfolio holds or intends to purchase.


FOREIGN SECURITIES. Securities of foreign companies may entail risks not associated with domestic securities. The prices of such securities may be more volatile, there may be less publicly available information about foreign issuers and many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. These risks are detailed in the section on "Investment Risks" under the "International Growth Fund" and "Emerging Markets Growth Fund" above and in the Statement of Additional Information.

FORWARD FOREIGN CURRENCY TRANSACTIONS. The International Growth Fund and Emerging Markets Growth Fund may enter into forward foreign currency contracts as a means of managing the risks associated with changes in exchange rates. A forward foreign currency contract is an agreement to exchange U.S. dollars for foreign currencies at a specified future date and specified amount which is set by the parties at the time of entering into the contract. The Adviser will generally use such currency contracts to fix a definite price for securities they have agreed to buy or sell and may also use such contracts to hedge the portfolio's investments against adverse exchange rate changes. Alternatively, the portfolios may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which securities of the


William Blair Mutual Funds, Inc.                                     May 1, 1998
portfolio are denominated ("cross-hedge"). The profitability of forward foreign currency transactions depends upon correctly predicting future changes in exchange rates between the U.S. dollar and foreign currencies. As a result, a portfolio may incur either a gain or loss on such transactions. While forward foreign currency transactions may help reduce losses on securities denominated in a foreign currency, they may also reduce gains on such securities depending on the actual changes in the currency's exchange value relative to that of the offsetting currency involved in the transaction. The portfolios will not enter into forward foreign currency transactions for speculative purposes.

ILLIQUID SECURITIES. The Growth Fund, Value Discovery Fund, International Growth Fund, Emerging Markets Growth Fund and Income Fund may each invest up to 15% of its net assets in illiquid securities. The Ready Reserves Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days.

INVESTMENT COMPANIES. Subject to the provisions of the 1940 Act, the Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund may each invest in the shares of investment companies. Investment in other investment companies may provide advantages of diversification and increased liquidity; however, there may be duplicative expenses, such as advisory fees or custodial fees. At the present time each portfolio intends to limit its investment in other investment companies, to no more than 10% of its total assets. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. In addition, investments in unit trusts and country funds permit investments in foreign markets that are smaller than those in which the portfolio would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the portfolio's assets while reducing the risks associated with investing in certain smaller foreign markets. Investments in such vehicles will provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets; however, there may be duplicative expenses, such as advisory fees or custodial fees.


PORTFOLIO TURNOVER RATE. None of the portfolios intends to trade portfolio securities for the purpose of realizing short-term profits. However, each will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the portfolio's investment objective, and there is no limitation on the length of time securities must be held by the portfolio prior to being sold. Portfolio turnover rate will not be a limiting factor for a portfolio. Although each portfolio's turnover rate will vary from year to year, it is anticipated that each portfolio's turnover rate, under normal circumstances, will be less than 100%. A higher portfolio turnover rate would involve correspondingly higher transaction costs, which would be borne directly by each portfolio.

RATINGS. The Ready Reserves Fund has adopted certain investment policies designed to limit the market and financial risks of the portfolio. The portfolio may only invest in securities that, based on their short-term ratings, are deemed to be the highest grade, or if unrated, are of equivalent quality in the judgment of the Adviser, subject to the supervision of the Board of Directors. However, the portfolio may invest up to five percent of its total assets in securities deemed within the second highest grade, or if unrated, are of equivalent quality. In addition, portfolio investments will be limited to instruments that the Adviser, under the supervision of the Board of Directors, has determined present minimal credit risks. Securities are deemed to be highest grade if they are rated high quality by two Rating Organizations, or if only rated by one Rating Organization, rated high quality by that Rating Organization. For example, commercial paper rated "Duff 1 minus," "Fitch 1," "Prime 1" and "A-1" by Duff & Phelps, Inc., Fitch Investors Service, Inc., Moody's Investors Service, Inc., and Standard & Poor's Corporation, respectively, would be considered high quality. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, provide higher yields. Further, the portfolio may invest in other corporate obligations maturing in thirteen months or less, such as publicly traded bonds, debentures and notes, if they are rated within the two highest grades by a Rating Organization. For a description of these ratings, see Appendix B to the Statement of Additional Information.


REAL ESTATE INVESTMENT TRUSTS. The Value Discovery Fund may invest up to 15% of its net assets in real estate investment trusts ("REITs"). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for tax purposes would have an adverse effect upon the value of a portfolio's investment in that REIT.


REPURCHASE AGREEMENTS. Each portfolio may invest in repurchase agreements. Repurchase agreements are instruments under which a portfolio acquires ownership of a security and the seller, a broker-dealer or a bank, agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during the portfolio's holding period. The portfolios currently intend to enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In all cases, the Adviser, subject to the supervision of the Board of Directors, must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the portfolio could incur expenses and delays enforcing its rights under the agreement and experience a decline in the value of the underlying securities and loss of income.

William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       33

The maturity of a security subject to repurchase may exceed one year, and, for the Income Fund, the modified duration of a security subject to repurchase may exceed eight years. Repurchase agreements maturing in more than seven days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 15% of the net assets of the Growth Fund, Value Discovery Fund, International Growth Fund, Emerging Markets Growth Fund and Income Fund and 10% of the net assets of the Ready Reserves Fund.


SECTION 4(2) PAPER. The Ready Reserves Fund may invest in commercial paper issued in reliance upon the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Exchange Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors such as the portfolio. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to the procedures approved by the Fund's Board of Directors, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation on illiquid securities. The Adviser monitors the liquidity of each investment in Section 4(2) paper on a continuing basis.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time, in the ordinary course of business, each portfolio may purchase newly-issued securities appropriate for the portfolio on a "when-issued" basis and may purchase or sell securities appropriate for the portfolio on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by the portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the portfolio to lock in an attractive purchase price or yield on a security the portfolio intends to purchase. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase and settlement, no payment is made or received by the portfolio and, for delayed delivery purchases, no interest accrues to the portfolio. Because the portfolio is required to set aside cash or liquid securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Adviser's ability to manage the portfolio's assets may be affected by such commitments. The portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if deemed advisable.

VARIABLE RATE SECURITIES. The Ready Reserves Fund may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Further, the portfolio may invest in Variable Rate Securities that have a demand feature entitling the portfolio to resell the securities to the issuer or a third party at an amount approximately equal to the principal amount thereof plus accrued interest ("Variable Rate Demand Securities"). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The portfolio determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules, allowing the portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies, they have a stated maturity date of one year or less or they have demand features prior to maturity.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       34

[back cover]

FOR MORE INFORMATION


THE ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS include financial statements, detailed performance information, portfolio holdings, a statement from the portfolio manager. Shareholder reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.


THE STATEMENT OF ADDITIONAL INFORMATION contains more detailed information about the Fund and the portfolios. The current Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

A copy of the current annual or semi-annual report or Statement of Additional Information may be obtained without charge by writing or calling the Fund.

WILLIAM BLAIR MUTUAL FUNDS, INC.
222 West Adams Street
Chicago, Illinois 60606
(312) 364-8000

Or

STATE STREET BANK AND TRUST COMPANY
(the Fund's Transfer Agent)
P.O. Box 9104
Boston, MA 02266-9104
1-800-635-2886
(Massachusetts 1-800-635-2840)


No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       35

                         WILLIAM BLAIR & COMPANY, L.L.C.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                              211 WEST ADAMS STREET
                             CHICAGO, ILLINOIS 60606
                                 (312) 364-8000

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of William Blair Mutual Funds, Inc. (the "Fund") dated May 1, 1998. The Prospectus may be obtained without charge by writing or calling the Fund.



                                TABLE OF CONTENTS


                                                               PAGE
MANAGEMENT OF THE FUND...........................................B-2
         Investment Adviser and Distributor......................B-2
         Directors and Officers..................................B-3
         Brokerage and Portfolio Transactions....................B-6
INVESTMENT POLICIES AND RESTRICTIONS.............................B-7
         The Growth Fund.........................................B-7
         Value Discovery Fund....................................B-8
         International Growth Fund...............................B-9
         Emerging Markets Growth Fund...........................B-10
         Income Fund............................................B-11
         Ready Reserves Fund....................................B-12
INVESTMENT PRACTICES............................................B-13
         Collateralized Obligations.............................B-13
         Foreign Securities.....................................B-16
         Forward Foreign Currency Transactions..................B-18
         Foreign Currency Futures...............................B-19
         Futures................................................B-20
         Illiquid Securities....................................B-20
         Lending................................................B-20
         Repurchase Agreements..................................B-20
         Restricted Securities..................................B-21
         Small Companies........................................B-21
         Warrants...............................................B-21
         When-Issued or Delayed Delivery Transactions...........B-21
GENERAL FUND INFORMATION........................................B-21
         Redemptions............................................B-21
         Determination of Net Asset Value.......................B-22
         Performance............................................B-22
         Tax Status.............................................B-25
         Retirement Plans.......................................B-26
         Independent Auditors...................................B-27
         Legal Counsel..........................................B-27
         Custodian..............................................B-27
         Transfer Agent Services................................B-27
         Reports To Shareholders................................B-27
SHAREHOLDER RIGHTS..............................................B-27
FUND HISTORY....................................................B-28
FINANCIAL INFORMATION OF THE FUND...............................B-28
APPENDIX A.......................................................A-1
APPENDIX B.......................................................B-1



William Blair Mutual Funds, Inc.                                     May 1, 1998

                             MANAGEMENT OF THE FUND


INVESTMENT ADVISER AND DISTRIBUTOR. As stated in the Prospectus, William Blair & Company, L.L.C. ("Adviser") is the Fund's investment adviser and manager. Pursuant to an investment advisory and management agreement, the Adviser acts as the Fund's adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as directors or officers of the Fund if elected to such positions. In addition to the management advisory fee, each portfolio pays the expenses of its operations, including a portion of the Fund's general administrative expenses, allocated on the basis of the portfolio's net asset value. Expenses that will be borne directly by the portfolios include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under Federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The advisory agreement for a portfolio continues in effect from year to year for so long as its continuation is approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund and (b) by the shareholders of the portfolio or the Board of Directors. The agreement may be terminated at any time upon 60 days' notice by either party; the Fund may so terminate the agreement either by vote of the Board of Directors or by majority vote of the outstanding shares of the affected portfolio. The agreement may also be terminated at any time either by vote of the Board of Directors or by majority vote of the outstanding voting shares of the subject portfolio if the Adviser were determined to have breached the agreement. The agreement would terminate automatically upon assignment. The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Upon termination of the agreement and when so requested by the Adviser, the Fund will refrain from using the name "William Blair" in its name or in its business in any form or combination.


For the services and facilities furnished to each portfolio, the Fund pays the Adviser an advisory fee, which is accrued daily and paid monthly on the first business day of the following month. The Growth Fund pays an advisory fee at a rate of .75% of the portfolio's average daily net assets. Prior to May 1, 1996, the Growth Fund paid an advisory fee at a rate of 0.625% of the portfolio's average daily net assets up to $75 million and 0.50% of average daily net assets above $75 million. For the fiscal years ended December 31, 1997, 1996 and 1995, the Adviser received fees of $4,093,417, $3,018,755 and $1,561,478, respectively.

The Value Discovery Fund pays an advisory fee at a rate of 1.15% of the portfolio's average daily net assets. For services and facilities furnished to the portfolio pursuant to the advisory agreement during the fiscal year 1997 and for the fiscal year from December 23, 1996 (Communication of Operations) to December 31, 1997 the Fund paid $241,689 and $333, respectively. For the fiscal year 1997 and for the fiscal year from December 23, 1996 (Commencement of Operations) to December 31, 1996, the Adviser waived fees of $57,398 and $333, respectively. For the fiscal year ended December 31, 1997, the Adviser received fees of $184,291. The Adviser voluntarily agreed to reimburse the portfolio during its first year of operation should all operating expenses, including the compensation of the Adviser but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 1.50% of average daily net assets of the portfolio.

The International Growth Fund pays an advisory fee at a rate of 1.10% of the first $250 million of average daily net assets plus 1.00% of average daily net assets over $250 million. Prior to May 1, 1996, the International Growth Fund paid an advisory fee at a rate of 1.10% of the first $100,000,000 of average daily net assets of the portfolio and .95% of average daily net assets above $100,000,000. Under a former investment sub-advisory agreement, the Adviser paid a sub-adviser a monthly fee at an annual rate equal to .40% of the first $100 million of average daily net assets of the portfolio and .275% of average daily net assets above $100 million. For the services and facilities furnished during the fiscal years ended December 31, 1997, 1996 and 1995, the Adviser received fees of $1,351,263, $1,131,309 and $886,557, respectively, of which $303,364 in
1996 and $322,384 in 1995 was paid to the sub-adviser.

The Emerging Markets Growth Fund pays an advisory fee at a rate of 1.40% of the portfolio's average daily net assets. The Adviser voluntarily has agreed to reimburse the portfolio during its first year of operation should all operating expenses, including the compensation of the Adviser but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 2.25% of average daily net assets of the portfolio.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       B-2

The Income Fund pays an advisory fee at a rate of .25% of the first $250 million of average daily assets plus .20% of average daily net assets over $250 million plus 5% of the gross income earned by the portfolio. Prior to May 1, 1996, the Income Fund paid an advisory fee at a rate of .25% of the first $100 million of average daily net assets of the portfolio, .20% of the next $150 million and
 .15% of average daily net assets in excess of $250 million, plus 5.0% of the gross income earned. For the services and facilities furnished to the portfolio pursuant to the advisory agreement during the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid $918,833, $880,815 and $868,277, respectively.

The Ready Reserves Fund pays an advisory fee at a rate of .625% of the first
$250 million of average daily net assets, plus .60% of the next $250 million of average daily net assets, plus .575% of the next $2 billion of average daily net assets plus .55% of the average daily net assets over $2.5 billion. Prior to May 1, 1996, the Ready Reserves Fund paid an advisory fee at a rate of .625% of the first $250 million of average daily net assets of the portfolio, .60% of the next $250 million, .55% of the next $500 million, .50% of the next $2 billion,
 .45% of the next $2 billion and .40% of average daily net assets in excess of $5 billion. For the services and facilities furnished to the portfolio pursuant to the advisory agreement during the fiscal years ended December 31, 1997, 1996 and 1995, the Adviser received fees of $5,236,627, $4,282,827 and $3,613,262, respectively.


The Adviser has agreed to reimburse the Fund should all operating expenses of the Growth Fund, Income Fund or Ready Reserves Fund, including the compensation of the Adviser but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 1.50% of the first $30 million of average net assets of the portfolio and 1.00% of average net assets over $30 million of the portfolio on an annual basis.

William Blair & Company, L.L.C. also is the principal underwriter and distributor ("Distributor") for shares of the Fund and acts as agent of the Fund in the sale of its shares. The offering of shares is continuous, although the Distributor and the Fund reserve the right to cease the offer of shares at any time. The Distributor pays for the printing and distribution of copies of the prospectus and shareholder reports used in connection with the offering of shares to prospective investors. The Distributor also pays for supplementary sales literature and advertising costs. The foregoing services are provided at no charge to the Funds. Terms of continuation, termination and assignment under the underwriting agreement are substantially the same as those described above with regard to the advisory agreement, except that termination other than upon assignment or upon determination of breach requires six months' notice.


Messrs. Barber, Fischer, Fuller and Ms. Gassmann, Messrs. Greig, Kaplan, Kayser, Kleczka, McMullan, Myer, Sullivan, Truderung, Truettner and Urbina, who are directors or officers of the Fund, are also principals or employees of the Adviser/Distributor as indicated under "Directors and Officers."

The Adviser/Distributor is a limited liability company, the affairs of which are controlled by all its principals, none of whom owns more than 25% of the firm. The Chief Executive Officer of the firm is E. David Coolidge, III and the Executive Committee is comprised of Rocky Barber, E. David Coolidge, III, Edgar
D. Jannotta, John P. Kayser, Richard P. Kiphart, Albert J. Lacher, Joseph F. LaManna, James D. McKinney and William C. Perlitz.


DIRECTORS AND OFFICERS. The directors and officers of the Fund, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C. and other significant affiliations are set forth below. Unless otherwise noted, the address of each officer and director is 222 West Adams Street, Chicago, Illinois 60606.


CONRAD FISCHER (64),* (2) Chairman of the Board and Director; Principal, William Blair & Company, L.L.C.; Trustee Emeritus, Chicago Child Care Society, a non-profit organization and Investment Committee, Kalamazoo College.

VERNON ARMOUR (70), * (1) (2) (3) Director; 633 East Woodland Road, Lake Forest, Illinois 60045; private investor; Trustee, Life Illinois Institute of Technology, Trustee Northwestern Memorial Hospital and OTHO S.A. Sprague Memorial Institute.

J. GRANT BEADLE (65), (3) Director, 985 Riomar Drive, Vero Beach, Florida 32963; Retired Chairman and Chief Executive Officer, Union Special Corporation, industrial sewing machine manufacturer; Retired Associate Director, Northwestern University Institute for Learning Sciences; Director, Learning Sciences Corporation, Oliver Products Company, Batts, Inc., Portec, Inc. and Woodward Governor Company.

THEODORE A. BOSLER (63), (3) Director, 812 Oak Street, Winnetka, Illinois 60093; Retired Principal and Vice President, Lincoln Capital Management; Director, Thresholds, a psychiatric recovery center and Institute of Chartered Financial Analysts.

GEORGE KELM (69), (1) (3) Director; 4 Court of Connecticut River, Lincolnshire, Illinois 60069; Retired Chairman of the Board, Sahara Coal Company, Inc. and Sahara Enterprises, Inc.; Director, Rolf Jensen & Associates, Inc.; Trustee, Newberry Library and McCormick Theological Seminary.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       B-3

ANN P. MCDERMOTT (58), (1) (3) Director; 330 Willow Road, Winnetka, Illinois 60093; Trustee, Rush Presbyterian St. Luke's Medical Center; Women's Board, Rush Presbyterian St. Luke's Medical Center; Honorary Director, Visiting Nurse Association; Director, Presbyterian Homes; Northwestern University, Women's Board; University of Chicago, Women's Board; Director, Washington State University Foundation.

JAMES M. MCMULLAN (63),* Director; Principal, William Blair & Company, L.L.C.; Director, Securities Industry Association.

JOHN B. SCHWEMM (63), (1) (3) Director; 2 Turvey Lane, Downers Grove, Illinois 60515; Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company, printer; Director, USG Corp., building material product company and Walgreen Co., drug store chain.

W. JAMES TRUETTNER, JR. (66),* Director; Principal, William Blair & Company, L.L.C.; Director, Glenview Foundation and International Travel Services.

ROCKY BARBER (46), President of the Fund; Principal, William Blair & Company, L.L.C.; Vice President and Secretary, LaRabida Hospital Foundation; Past President, Stanford Associates.

MARK A. FULLER, III (41), Senior Vice President; Principal, William Blair & Company, L.L.C.

W. GEORGE GREIG (45), Senior Vice President; Portfolio Manager, William Blair & Co., L.L.C.; former Portfolio Manager, Provident Capital Management; Manager, Akamai, partnership affiliated with Framlington Investment Management Limited; Partner, Pilgrim, Baxter & Greig.

GLEN KLECZKA (35), Senior Vice President; Portfolio Manager, William Blair & Company, L.L.C.; former Partner, Brinson Partners; former Portfolio Manager, CNA Financial Corp.

BENTLEY M. MYER (51), Senior Vice President; Principal, William Blair & Company, L.L.C.; Director, Delnor Community Hospital.

NORBERT W. TRUDERUNG (45), Senior Vice President; Principal, William Blair & Company, L.L.C.

JAMES S. KAPLAN (37), Vice President; Associate, William Blair & Company, L.L.C.; former Vice President, First Union Bank.

JOHN P. KAYSER (48), Vice President; Principal, William Blair & Company, L.L.C., Director, DuPage Children's Museum.

TERENCE M. SULLIVAN (54), Vice President and Treasurer; Associate, William Blair & Company, L.L.C.

JEFFREY A. URBINA (43), Vice President; Associate, William Blair & Company, L.L.C.; former Director of Emerging Market Research and Portfolio Manager, Van Kampen American Capital.

JANET V. GASSMANN (31), Secretary; Administrative Assistant, William Blair & Company, L.L.C.; former Administrative Assistant, Shearson Lehman Brothers, Inc.



*Directors who are interested persons as defined in the Investment Company Act of 1940.

(1)      Member of the Standing Audit Committee.

(2) Member of Interim Valuation Committee. This committee handles any questions regarding the valuation of portfolio securities that may arise between meetings of the Board of Directors.


(3) Mr. Kelm maintains a brokerage account with the Adviser, and Mr. Beadle, Mr. Bosler, Ms. McDermott and Mr. Schwemm employ the Adviser to manage assets that they control. (In addition, as a result of his former affiliation with the Adviser as a partner of William Blair & Company, L.L.C. from 1973 to 1982, Mr. Armour has a beneficial interest in a Deferred Profit Sharing Plan that is managed by the Adviser.)

Effective February 1, 1998, directors who are not affiliated with the Adviser receive an annual fee of $8,000 plus $3,000 for each meeting attended in person plus expenses, $1,500 for each meeting by telephone and $3,000 for each committee meeting held on a different day from a board meeting. Prior to February 1, 1998, the directors and officers not affiliated with the Adviser received an annual fee of $4,000 plus $2,000 for each meeting attended in person plus expenses. The directors and officers affiliated with the Adviser received no compensation from the Fund.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       B-4

The following table sets forth the compensation earned from the Fund for the fiscal year ended December 31, 1997 by directors who are not affiliated with the
Adviser:

                                                                     PENSION OR
                                                                     RETIREMENT
                                                                      BENEFITS              ESTIMATED
                                                AGGREGATE              ACCRUED               ANNUAL
                                               COMPENSATION          AS PART OF           BENEFITS UPON            TOTAL
DIRECTOR                                      FROM THE FUND         FUND EXPENSES          RETIREMENT           COMPENSATION
--------                                      -------------         -------------         -------------         ------------
Vernon Armour............................           $12,000                     0                     0              $12,000
J. Grant Beadle*.........................           $ 5,000                     0                     0              $ 5,000
Theodore A. Bosler*......................           $ 5,000                     0                     0              $ 5,000
George Kelm..............................           $12,000                     0                     0              $12,000
Ann P. McDermott.........................           $12,000                     0                     0              $12,000
John B. Schwemm..........................           $10,000                     0                     0              $10,000

*Joined the Board of Directors on October 23, 1997.



The following table provides certain information at February 6, 1998 with respect to persons known to the Fund to be record holders of 5% or more of the shares of the following portfolios:


                                                                                  PERCENT OF
                                                                                 PORTFOLIO'S
NAME AND ADDRESS                                                                 OUTSTANDING
OF RECORD OWNER                                   NUMBER OF SHARES               COMMON STOCK
---------------                                   ----------------               ------------
GROWTH FUND
Charles A. Schwab & Company                              3,938,819                      10.44%
101 Montgomery Street
San Francisco, CA  94104

William Blair Employees                                  3,885,568                      10.18%
Profit Sharing Plan
222 West Adams Street
Chicago, IL  60606

Bank of America, Illinois Trustee                        2,039,869                       5.34%
FBO Kohls Department Stores 401(k)
231 South LaSalle Street
Chicago, IL  60604

VALUE DISCOVERY FUND
William Blair & Co., L.L.C.                                206,007                       8.36%
Ralph G. Portis
222 West Adams Street
Chicago, IL  60606

William Blair & Co., L.L.C.                                202,760                       8.23%
Catlin Investments L.P.
222 West Adams Street
Chicago, IL  60606

William Blair & Co., L.L.C.                                202,760                       8.23%
Travis Investments L.P.
222 West Adams Street
Chicago, IL  60606



William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       B-5

As of February 6, 1998, the Fund's officers and directors as a group owned (or held or shared investment or voting power with respect to) 503,035 shares or 1.3% of the Growth Fund's stock, 546,534 shares or 22.1% of the Value Discovery Fund's stock, 731,553 shares or 7.5% of the International Growth Fund's stock, 177,195 shares or 1.1% of the Income Fund's stock and 13,169,233 shares or 1.4% of the shares of the Ready Reserves Fund. These figures do not include shares of the portfolios that may be indirectly owned by certain officers of the Fund as a result of their interest in the William Blair Profit Sharing Plan.


BROKERAGE AND PORTFOLIO TRANSACTIONS. Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Adviser. In purchasing and selling portfolio securities, the Fund seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by the Fund and the Adviser's other clients.

Portfolio transactions may increase or decrease the return of a portfolio depending upon the Adviser's ability to correctly time and execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio's monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). The portfolio's turnover rate will also vary from year to year depending on market conditions. Since the Ready Reserves Fund's assets are invested in securities with short (less than one year) effective maturities, its portfolio will turn over many times a year. Such securities, however, are excluded from the Securities and Exchange Commission's required portfolio turnover rate calculations, resulting in no portfolio turnover rate for reporting purposes.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and which include the net price, the confidentiality, reliability, integrity, the size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Adviser determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions), by review of comparable trades for the Adviser's other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Adviser may assign the transaction to a broker that has furnished research services, but the Adviser has no agreement, formula or policy as to allocation of brokerage. The Fund does not ordinarily market its shares through brokers and any sales of the Fund's shares by a broker would be neither a qualifying nor disqualifying factor in allocating brokerage. All the Fund's 1996 portfolio transactions were with brokers that met the above requirements, some of which provided research or other services to the Adviser.

The Fund may pay to brokers that provide research services to the Adviser a commission higher than another broker might have charged if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Adviser's overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research services, which are involved in portfolio transactions for the Fund and for the Adviser's other advisory accounts, can be of benefit to both the Fund and such other accounts. The value of research services that are provided by brokers who handle portfolio transactions for the Fund cannot be precisely determined and such services are supplemental to the Adviser's own efforts, which are undiminished thereby. The Adviser does not believe that its expenses are reduced by reason of such services, which benefit the Fund and the Adviser's other clients. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained.


The Growth Fund paid total brokerage fees of $422,714, $394,561 and $254,434 in 1997, 1996 and 1995, respectively. None of these brokerage fees were paid to a broker that was an affiliated person of the Fund or to a broker of an affiliated person was an affiliated person of the Fund or of the Adviser.

The Value Discovery Fund paid total brokerage fees of $35,216 in 1997 and $12 for the period from December 23, 1996 (Commencement of Operations) to December 31, 1996. None of these brokerage fees were paid to a broker that was an affiliated person of the Fund or to a broker of which an affiliated person was an affiliated person of the Fund or of the Adviser.

International Growth Fund paid brokerage fees of $820,267, $779,507 and $454,667 in 1997, 1996 and 1995, respectively. None of these brokerage fees were paid to a broker that was affiliated person of the Fund or to a broker of which an affiliated person was an affiliated person of the Fund or of the Adviser.

Purchases and sales of portfolio securities for the Income Fund and Ready Reserves Fund usually are principal transactions, either directly with the issuer or with an underwriter or market maker, with no brokerage commissions paid by the portfolio. No brokerage commissions were paid by the Income Fund or the Ready Reserves Fund during the fiscal years ended December 31, 1997, 1996 and 1995. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       B-6
and purchases from dealers serving as market makers will include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is prompt execution of orders in an effective manner at the most favorable price.

The investment decisions for the Fund are reached independently from those for other accounts managed by the Adviser. Such other accounts also may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. When two or more accounts have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases this procedure may affect the size or price of the position obtainable for the Fund. However, it is the opinion of the Board of Directors that the benefits available because of the Adviser's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

No portfolio transactions are executed for the Fund with or through the Adviser or any affiliated broker-dealer of the Adviser. The Fund may purchase securities from other members of an underwriting syndicate of which the Adviser or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the Securities and Exchange Commission and in accordance with procedures adopted and reviewed periodically by the Board of Directors.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions for each portfolio that, along with the portfolio's investment objective, can not be changed without approval by holders of a "majority of the outstanding voting securities" of the portfolio, which is defined in the Investment Company Act of 1940 (the "Act") to mean the lesser of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares of the portfolio are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the portfolio. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the limitations unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that a portfolio will meet its investment objective.


THE GROWTH FUND.

(1) The portfolio will operate as an open-end, diversified, management type investment company, as defined in the Investment Company Act of 1940.

The Growth Fund may not:

(2) Invest in any enterprise for the purpose of exercising control or management thereof.

(3)      Buy or sell real estate or real estate loans.

(4)      Underwrite the securities of other issuers.

(5)      Make loans to other persons.

(6)      Purchase or sell commodities or commodity contracts.

(7)      Issue senior securities.

(8) Borrow money, except from banks for current obligations of a minor character incurred in the ordinary course of business, nor borrow amounts in excess of 10% of its gross assets. (The portfolio does not presently intend to borrow any amount in excess of 5% of its gross assets.)

(9) Make an investment if doing so would cause more than 25% of its total assets to be invested in any one industry.

The following are the portfolio's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

The Growth Fund may not:

(10)     Pledge, or create a lien on, its assets.

(11) Purchase any security if doing so would cause more than 10% of the voting securities of the issuer to be held by the portfolio.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       B-7

(12) Purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company.

(13) Invest in futures contracts, puts, calls, straddles, spreads or any combination thereof.

(14) Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

(15) Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(16) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

VALUE DISCOVERY FUND.

The Value Discovery Fund:

(1) May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result,
         (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

(2) May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed), less the portfolio's liabilities (other than borrowings), or such other percentage permitted by law, except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

Note: Presently, the Value Discovery Fund only intends to borrow from banks for temporary or emergency purposes. However, the portfolio may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).


(3)      May not issue senior securities, except as permitted under the 1940
         Act.

(4) May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

(6) May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through
         (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

(7) May not purchase the securities of any issuer if, as a result, 25% or more of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

(8) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the portfolio's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       B-8

The Value Discovery Fund may not:

(9) Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(10) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(11) Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

(12) Purchase except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company.

(13)     Engage in futures transactions which are impermissible pursuant to Rule
         4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act); provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures transactions if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the portfolio's net assets. In addition, the aggregate margin deposits required on all futures transactions being held will not exceed 5% of the portfolio's total assets.

(14) Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of the borrowing or investment.

INTERNATIONAL GROWTH FUND.

The International Growth Fund may not:

(1) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.

(2)      Pledge, mortgage or create a lien on its assets.

(3) Make loans of money or portfolio securities, except through the purchase of debt obligations and repurchase agreements.

(4) Purchase any securities if, immediately after such purchase, more than 25% of the value of the portfolio's total assets would be invested in the securities of issuers in the same industry. There is no limitation as to the portfolio's investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, the obligations of each foreign government are deemed to constitute an industry.

(5) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer is considered as one class. (This restriction does not apply to obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.)

(6) Underwrite securities by others, except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

(7) Purchase securities of other U.S. or foreign investment companies, except that the portfolio may make such a purchase (a) in the open market provided that immediately thereafter (i) not more than 10% of the portfolio's total assets would be invested in such securities; (ii) not more than 5% of the portfolio's total assets would be invested in securities of any one investment company; and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the portfolio, or (b) as part of an offer of exchange, reorganization or as a dividend.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                       B-9

(8) Make short sales of securities, or purchase any securities on margin, or maintain a short position or participate on a joint or a joint and several basis in any trading account in securities, except that the portfolio may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

(9) Purchase or sell put options, call options, or combinations thereof, except that the portfolio may engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the portfolio or an increase in the price of securities which the portfolio plans to purchase in the future.

(10) Purchase or sell commodities or commodity contracts, except that the portfolio may enter into financial futures contracts, options on futures contracts and forward foreign currency exchange contracts.

(11) Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations, securities that are secured by interests in real estate or securities that represent interests in real estate, including real estate investment trusts).

(12) Invest in interests in oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(13) Invest for the purposes of exercising control or management of another issuer.

(14) Issue any "senior securities" as defined in the Act (except for engaging in futures and options transactions and except for borrowing subject to the restrictions set forth above).

(15) Invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.


EMERGING MARKETS GROWTH FUND.

The Emerging Markets Growth Fund:

(1) May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result,
         (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

(2) May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed), less the portfolio's liabilities (other than borrowings), or such other percentage permitted by law, except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

Note: Presently, the Emerging Markets Growth Fund only intends to borrow from banks for temporary or emergency purposes. However, the portfolio may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

(3)      May not issue senior securities, except as permitted under the 1940
         Act.

(4) May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

(6) May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through
         (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                      B-10

(7) May not purchase the securities of any issuer if, as a result, 25% or more of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

(8) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the portfolio's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

The Emerging Markets Growth Fund may not:

(9) Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(10) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(11) Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

(12) Purchase except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company.

(13)     Engage in futures transactions which are impermissible pursuant to Rule
         4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act); provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures transactions if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the portfolio's net assets. In addition, the aggregate margin deposits required on all futures transactions being held will not exceed 5% of the portfolio's total assets.

(14) Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of the borrowing or investment.


INCOME FUND.

The Income Fund may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

(3) Invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

(4) Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(5)      Write, purchase or sell puts, calls or combinations thereof.

(6) Invest for the purpose of exercising control or management of another issuer.


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                                      B-11

(7) Invest in commodities or commodity futures contracts or in real estate; although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(8) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(9) Underwrite securities issued by others except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

(10) Issue senior securities as defined in the Investment Company Act of 1940.

(11) Purchase common stocks, preferred stocks, warrants or other equity securities.

(12) Make loans to others, except through the purchase of debt obligations or repurchase agreements or the loaning of portfolio securities not exceeding 75% of the value of its total assets.

(13) Borrow money, except as a temporary measure and then only in an amount up to 5% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.

(14) Concentrate more than 25% of the value of its total assets in any one industry. This restriction does not apply to U.S. Government securities or government agency securities, or to instruments, such as repurchase agreements, secured by these instruments.

The following are the portfolio's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

The Income Fund may not:

(15) Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.


READY RESERVES FUND.

The Ready Reserves Fund may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

(3) Invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

(4) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(5)      Write, purchase or sell puts, calls or combinations thereof.

(6) Invest for the purpose of exercising control or management of another issuer.

(7) Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(8) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.


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                                      B-12

(9) Underwrite securities issued by others except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

(10) Issue senior securities as defined in the Investment Company Act of 1940.

(11) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(12) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 5% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.

(13) Concentrate more than 25% of the value of its total assets in any one industry; provided, however, that the portfolio reserves freedom of action to invest up to 100% of its total assets in certificates of deposit, time deposits or bankers' acceptances or repurchase agreements with domestic branches of domestic banks when management considers it to be in the interests of the portfolio in attaining its investment objective.

(14) Invest in securities restricted as to disposition under the Federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933).

(15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

                              INVESTMENT PRACTICES

The Prospectus describes each portfolio's investment objective as well as certain investment policies and investment techniques that the portfolio may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus, including the Investment Glossary at the end of the Prospectus. Not all of the portfolios may invest in all of the types of investments listed below.

COLLATERALIZED OBLIGATIONS. Mortgage-Backed Securities. Collateralized obligations include mortgage-backed collateralized obligations ("mortgage-backed securities"). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce it.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by United States Governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage


William Blair Mutual Funds, Inc.                                     May 1, 1998
pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the portfolio will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates ("Ginnie Mae Certificates") that are based upon and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. Ginnie Mae Certificates represent a pro rata interest in one or more pools of eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing the holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans) and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the United States Government. FNMA has limited rights to borrow from the United States Treasury.

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

FHLMC guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. FHLMC also guarantees to each holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the United States Government. FHLMC has limited rights to borrow from the United States Treasury.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("private pass-throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Support," below.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations, or, "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets and any reinvestment


William Blair Mutual Funds, Inc.                                     May 1, 1998
income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the interest-only or "IO" class), while the other class will receive all the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets and a rapid rate of principal payments may have a material adverse effect on the portfolio's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the portfolio may fail to fully recoup its initial investment in these securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed and, accordingly, may have less liquidity than other securities. The portfolio will invest only in IO and PO class mortgage obligations collateralized by securities guaranteed by the United States Government.

Types of Credit Support. Mortgage-backed and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based upon historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. The Income Fund may invest in these and other types of asset-backed securities that may be developed in the future.

William Blair Mutual Funds, Inc.                                     May 1, 1998
                                      B-15

As with mortgage-backed securities, the yield characteristics of asset-backed securities differ from traditional debt securities. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See "Mortgage-Backed Securities," above. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Although certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities, during any particular period, the predominant factors affecting prepayment rates on mortgage-backed securities and asset-backed securities may be different.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Inverse Floaters. The Income Fund may invest in mortgage derivative products like inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The income from an inverse floater may be magnified to the extent that its rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of magnification in an inverse floater, the greater the volatility in its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The coupon of an inverse floating rate note moves inversely to the movement of interest rates. In addition, mortgage-backed inverse floaters will experience approximately the same changes in average lives and durations that other comparable fixed rate mortgage-backed bonds do when prepayments rise and fall with declines and increases in interest rates. In a rising interest rate environment, the declining coupon coupled with the increase in the average life can magnify the price decline relative to a fixed rate obligation. Conversely, rate declines increase coupon income and gradually shorten the average life, which tends to amplify the price increase. Inverse floaters are typically priced based on a matrix.

FOREIGN SECURITIES. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Most of the foreign securities held by the portfolios will not be registered with the Securities and Exchange Commission (the "SEC"), nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the portfolio than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The portfolio's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The costs attributable to foreign investing that the portfolio must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the portfolio may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the portfolio would be subject.


The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


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                                      B-16

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects a growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a portfolio could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to portfolio shareholders. Further, no accounting standards exist in Eastern European countries.

Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a portfolio's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade;
(10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by a portfolio due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a portfolio to lose its registration through fraud, negligence or even mere oversight. While each portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the portfolio of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a portfolio from investing in the securities of certain Russian


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                      B-17
issuers deemed suitable by its portfolio manager. Further, this also could cause a delay in the sale of Russian securities by a portfolio if a potential purchaser is deemed unsuitable, which may expose the portfolio to potential loss on the investment.

Each portfolio endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a portfolio from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.


Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the portfolio are uninvested and no return is earned thereon. The inability of the portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the portfolio due to subsequent declines in the value of such portfolio security or, if the portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Foreign securities may be purchased through depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") Global Depository Receivables (GDRs), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. For purposes of the portfolio's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR and GDR depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreements with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.


FORWARD FOREIGN CURRENCY TRANSACTIONS. The foreign securities held by the International Growth Fund and the Emerging Markets Growth Fund will usually be denominated in foreign currencies and the portfolio may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by the portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates, by exchange control regulations and by indigenous economic and political developments. Some countries in which the portfolios may invest may also have fixed or managed currencies that are


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                      B-18
not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a portfolio's securities are denominated may have a detrimental impact on that portfolio.

The portfolio may enter into forward foreign currency contracts ("forward currency contracts") in an effort to control some of the uncertainties of foreign currency rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The portfolio will not engage in foreign currency contracts in which the specified future date is more than one year from the time of entering into the contract. In addition, the portfolio will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities which the portfolio holds or intends to purchase. Thus, the portfolio will not enter into a forward currency contract if such contract would obligate the portfolio to deliver an amount of foreign currency in excess of the value of the portfolio securities or other assets denominated in that currency.


The International Growth Fund and the Emerging Markets Growth Fund may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when the portfolio enters into a contract to purchase or sell securities denominated in a particular foreign currency, the portfolio could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, the portfolio can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

The International Growth Fund and the Emerging Markets Growth Fund may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if the portfolio held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the portfolio may enter into a foreign currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.


Upon the maturity of a forward currency transaction, the portfolio may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates the portfolio's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the portfolio to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The portfolio realizes a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.


The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the portfolio owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the portfolio will depend on the ability of the portfolio's investment manager to accurately predict future currency exchange rates.

FOREIGN CURRENCY FUTURES. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the portfolio) which trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, Commodity Futures Trading Commission ("CFTC") regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profits and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                      B-19

FUTURES. The Value Discovery Fund may purchase and sell futures contracts on domestic stock indexes in order to facilitate exposure to the market or in order to help meet redemption requests. The portfolio may purchase and sell futures contracts on stock indexes, such as the Russell 2000 Index, as a substitute for purchasing or selling the underlying securities. The portfolio may not purchase or sell a futures contract unless, immediately after any such transaction, the sum of the aggregate amount of initial margin deposits on its existing futures positions is 5% or less of its total assets (after taking into account certain technical adjustments).

The Value Discovery Fund may be subject to additional risks associated with futures contracts, such as the possibility that the Adviser's forecasts of market values and other factors are not correct, imperfect correlation between the hedging instrument and the asset or liability being hedged, default by the other party to the transaction and inability to close out a position because of the lack of a liquid market. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. As a result of these factors, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

The transactions described above are frequently referred to as derivative transactions. In general, derivatives are instruments whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset.

ILLIQUID SECURITIES. Illiquid securities are securities that are not readily marketable. The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors.

The Board of Directors has delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight for such determinations. The Board of Directors has approved procedures that allow the Adviser to deem Section 4(2) liquid only if the Adviser determines that there is no significant difference between Section 4(2) commercial paper and traditional commercial paper based upon an evaluation of the following characteristics, (i) market characteristic, such as the nature of the security and the nature of marketplace trades; (ii) trading characteristics, such as the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers; and (iii) the quality of the issue or issuer. With respect to a portfolio's foreign holdings, a foreign security may be considered liquid by the Adviser (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and the facts and circumstances support a finding of liquidity.

LENDING. The Income Fund may from time to time lend securities (but not in excess of 75% of its assets) from its portfolio to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, U.S. Government instrumentality securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (2) the portfolio may at any time call the loan and regain the securities loaned and (3) the Adviser (under the supervision of the Board of Directors) has reviewed the creditworthiness of the borrower and has found it satisfactory. The portfolio will receive from the borrower amounts equal to the interest paid on the securities loaned and will also earn income for having made the loan. Any cash collateral will be invested in short-term securities, the income from which will increase the return to the portfolio. The risks associated with lending portfolio securities are similar to those of entering into repurchase agreements. While the Value Discovery Fund has the authority to lend portfolio securities, it has no current intention to do so.

REPURCHASE AGREEMENTS. In a repurchase agreement, a portfolio buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a portfolio's ability to dispose of the underlying securities. The risk to a portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that the portfolio is entitled to sell the underlying collateral. The loss, if any, to the portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the portfolio may be delayed or limited. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the portfolio enters into repurchase agreements to evaluate those risks. The Board of Directors will review and monitor the creditworthiness of


William Blair Mutual Funds, Inc.                                     May 1, 1998
broker-dealers and banks with which a portfolio enters into repurchase agreements. A portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the portfolio might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a portfolio would be in a position where more of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Adviser), than is permitted by its investment restrictions, the Fund will take such steps as it deems advisable, if any, to protect liquidity.

SMALL COMPANIES. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Value Discovery Fund, and to a lesser extent, the Growth Fund and the International Growth Fund, may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.

WARRANTS. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS. Each portfolio may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis. When a portfolio purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. A portfolio will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. A portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

At the time a portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent a portfolio engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the portfolio's investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes; but each portfolio reserves the right to sell these securities before the settlement date if deemed advisable. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing securities on a when-issued or delayed delivery basis, each portfolio will maintain in a segregated account cash or liquid securities equal to the value of such contracts.


                            GENERAL FUND INFORMATION

REDEMPTIONS. Suspension of Redemption or Delay in Payment. The Fund may not suspend the right of redemption or delay payment on its shares for more than seven days except (a) during any period when the New York Stock Exchange is closed (other than on weekends and customary holidays); (b) when trading in the markets that the portfolio normally utilizes is restricted or any emergency exists as determined by the Securities and Exchange Commission, so that disposal of the portfolio's investments


William Blair Mutual Funds, Inc.                                     May 1, 1998
or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission may permit by order for protection of the Fund's shareholders.


Special Redemptions. Although it is the present policy of all six of the portfolios to redeem portfolio shares in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment of large redemptions were made wholly in cash, the portfolios will pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The portfolios have elected to be governed by Rule 18f-1 under the Act, pursuant to which the portfolios are obligated to redeem portfolio shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record.

DETERMINATION OF NET ASSET VALUE. For each portfolio, net asset value is not determined on the days that the New York Stock Exchange is closed, which include New Year's Day, President's Day, Dr. Martin Luther King Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the net asset value for the Ready Reserves Fund is not calculated on Columbus Day and Veteran's Day. Net asset value is not required to be computed on a day when no orders to purchase shares were received and no shares were tendered for redemption.


As mentioned in the prospectus, the Ready Reserves Fund values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount), rather than at current market value. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the portfolio would receive if it sold the instrument. Calculations are made to compare the value of the portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid price for such securities.

If a deviation of one-half of one percent or more were to occur between the net asset value per share calculated by reference to market values and the portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Directors determined would result in a material dilution to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated. If the portfolio's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Directors, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they held shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

The Ready Reserves Fund has never had a deviation of one-half of one percent or more between its net asset value per share calculated by reference to market values and its $1.00 per share net asset value; therefore, no Board actions of the type described above have been taken. To use the amortized cost method of valuation, the portfolio is limited to investing in instruments that the Board of Directors has determined present minimal credit risks and that are within certain rating categories of a nationally recognized statistical rating organization.

PERFORMANCE.

HISTORICAL PERFORMANCE

In general. The historical performance or return of the Growth Fund, the Value Discovery Fund, the International Growth Fund, the Emerging Markets Growth Fund and the Income Fund may be shown in the form of "average annual total return" and "total return" figures. The Income Fund's and Ready Reserves Fund's historical performance or return may also be shown in the form of "yield figures." These various measures of performance are described below.


William Blair Mutual Funds, Inc.                                     May 1, 1998

Average annual total return and total return measure both the net investment income generated by and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the portfolio, assuming the reinvestment of all dividends during the period. Average annual total return figures represent the average annual percentage change over the period in question. Total returns represent the aggregate percentage or dollar value change over the period in question. Yield is a measure of the net investment income per share earned over a specified period, expressed as a percentage of the net asset value. Yield is an annualized figure, which means that it assumes that a portfolio generates the same level of net investment income over a one-year period.

The performance quotations for all of the portfolios are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate. The portfolios' performance depends upon general market conditions, operating expenses and the performance of the investment manager. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.


In addition, from time to time the adviser has voluntarily absorbed certain operating expenses of certain of the portfolios. For the Income Fund, the Adviser has voluntarily waived certain advisory management fees for the fiscal years from 1990 to 1993 and to the extent described under "Management of the Fund--Investment Adviser and Distributor." For the Value Discovery Fund, the Adviser has voluntarily waived certain advisory fees from December 23, 1996 (Commencement of Operations ) to December 31, 1997 and to the extent described under "Management of the Fund --Investment Adviser and Distributor." For the Emerging Markets Growth Fund, the Adviser is currently voluntarily waiving certain advisory management fees. Without such waiver, the performance results noted above for these portfolios would have been lower.


Average annual total return. The portfolios' average annual total return is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in a portfolio's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. This calculation assumes that all income dividends and capital gains distributions by the portfolio have been reinvested at net asset value on the reinvestment dates during the period.


The average annual total return for the Growth Fund, Value Discovery Fund, International Growth Fund and Income Fund for the one-, five- and ten-year periods, or, if less, from commencement of operations through December 31, 1997 are as follows:

                                                          10-YEAR OR
                                     1-YEAR    5-YEAR    LIFE OF FUND
                                     ------    ------    ------------
GROWTH FUND ....................      20.07     17.59       16.94
VALUE DISCOVERY FUND (1) .......      33.46        --       33.46
INTERNATIONAL GROWTH FUND(2) ...       8.39     11.33       11.04
INCOME FUND(3) .................       8.03      6.37        8.02


Total return. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a portfolio's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value, dividing the remainder by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


The total return for the Growth Fund, the Value Discovery Fund, the International Growth Fund and the Income Fund for the one-, five- and ten-year periods, or, if less, from commencement of operations through December 31, 1997 are as follows:


                                                          10-YEAR OR
                                     1-YEAR    5-YEAR    LIFE OF FUND
                                     ------    ------    ------------
GROWTH FUND                           20.07     124.84      378.28
VALUE DISCOVERY FUND (1)              33.46         --       33.46
INTERNATIONAL GROWTH FUND(2)           8.39      71.04       73.26
INCOME FUND(3)                         8.03      36.16       74.89

(1)      Commenced operations on December 23, 1996.


William Blair Mutual Funds, Inc.                                     May 1, 1998

(2)      Commenced operations on October 1, 1992.
(3)      Commenced operations on September 25, 1990.


Yield. Like the portfolios' average annual total return, the yield for the Income Fund portfolio is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The yield is computed by dividing the net investment income per share earned during a specific one-month or 30-day period by the offering price per share on the last day of that period according to the following formula:

                        YIELD = 2[(((a-b)/cd)+1)(6) - 1]

Where:   a =      dividends and interest earned during the period
         b =      expenses accrued for the period (net of reimbursements)
         c =      the average daily number of shares outstanding during the
                  period entitled to receive dividends
         d =      the offering price (net asset value) per share on the last day of the period


The Income Fund's current yield for the 30-day period ended December 31, 1997 was 6.32%. Semiannual compounding is assumed.

In computing the foregoing yield, the portfolio follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the portfolio uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.

From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for the Income Fund. Distribution rate is simply a measure of the level of income and short-term capital gain dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Income Fund's investments and from total return, which is a measure of the income actually earned by, plus the effect of any realized or unrealized appreciation or depreciation of, such investments during the period. Distribution rate, therefore, is not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include short-term gains (which may be nonrecurring) and may not include the effect of amortization of bond premiums.

The Ready Reserves Fund's yield quotations as they may appear in advertising and sales materials also are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is annualized based on a seven-day period and computed as follows: the portfolio's net investment income per share (accrued interest on portfolio securities, plus or minus amortized purchase discount or premium, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) during the period ("base period return") and the result is divided by seven and multiplied by 365 and the current yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The effective yield is determined by taking the base period return and calculating the effect of assumed compounding according to the following formula:

                  YIELD = [(BASE PERIOD RETURN +1)(365/7)] - 1


The Ready Reserves Fund's effective yield is calculated similarly to its current yield, except that the net investment income earned is assumed to be compounded when annualized. The Ready Reserves Fund effective yield will be slightly higher than its current yield due to compounding.

The Ready Reserves Fund's current yield for the seven-day period ended December 31, 1997 was 4.98%. The Ready Reserves Fund's effective yield for the same period was 5.10%.


The Ready Reserves Fund's yield fluctuates and the publication of an annualized yield quotation is not a representation as to what an investment in the portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period the investment in the portfolio is held, but also on such matters as any realized gains and losses and changes in portfolio expenses.

COMPARISON OF PORTFOLIO PERFORMANCE TO MARKET INDICES

From time to time, in marketing and other Fund literature, each portfolio's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar goals, as tracked by independent organizations. Such market comparisons are set forth briefly below.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                     B-24

From time to time, the portfolios' performance may be compared to that of various, unmanaged stock indices such as the Standard & Poor's 500 Stock Index, NASDAQ, Value Line and Russell 1,000, 2,000 and 3,000. The portfolios' performance may also be compared to the performance of other growth mutual funds or mutual fund indices as reported by CDA Investment Technologies, Inc. ("CDA"), Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc.
("Morningstar").

         * CDA: CDA is a widely recognized independent mutual fund reporting service that is based upon changes in net asset value with all dividends reinvested.

         * LIPPER: Lipper is a widely used independent research firm that ranks mutual funds' overall performance, investment objectives and assets. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends assumed to be reinvested. Lipper's calculations do not include the effect of any sales charges imposed by other funds. Lipper also issues a monthly yield analysis for fixed-income funds.

         * MORNINGSTAR: Morningstar rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three-, five- and ten-year periods.
         Ratings are not absolute and do not represent future results.

The portfolios may also compare their performance with that of indices, such as the Consumer Price Index, the Shearson Lehman Intermediate Government/Corporate Bond Index and the Merrill Lynch Intermediate Term Corporate & Government Bond Index. Both the Shearson Lehman and the Merrill Lynch bond indices are unmanaged and do not adjust for taxes payable on interest or dividends. When assessing a portfolio's performance as compared to that of any of these indices, it is important to note the differences and similarities between the investments that the portfolio may purchase and the investments measured by the applicable indices.

         * CONSUMER PRICE INDEX: The Consumer Price Index is generally considered to be a measure of inflation.

         * SHEARSON LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX: This index generally represents the performance of intermediate government and investment grade corporate debt securities under various market conditions.

         * MERRILL LYNCH INTERMEDIATE TERM CORPORATE & GOVERNMENT BOND INDEX:
         This index also generally represents the performance of intermediate government and investment grade corporate debt securities under various market conditions.

Bank product performance may be based upon, among other things, the Bank Rate Monitor National Index or various certificates of deposit indexes. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Average (All Taxable). Investors may also want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations and the rate of inflation.


Comparative performance information other than that listed above may be used from time to time in advertising the International Growth Fund and the Emerging Markets to Growth Fund, including data from Micropal Ltd., an independent fund reporting service and independent unmanaged indices. For the International Growth Fund indices include the Morgan Stanley Capital International's Europe, Australia and the Far East (EAFE) Index or Morgan Stanley Capital International's All Country World (Free) Except United States (ACWFxUS) Index. For the Emerging Markets Growth Fund such indices include the MSCI Emerging Markets (free) Index.

In addition, the portfolios may quote information from industry or financial publications of general U.S. or international interest, such as information from Morningstar, the Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, the Chicago Tribune, USA Today, Institutional Investor and Registered Representative.

TAX STATUS. Each series (portfolio) of the Fund is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and intends to continue to so qualify in the future. As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net short-term and long-term capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code.



William Blair Mutual Funds, Inc.                                     May 1, 1998

Each portfolio intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a 4% nondeductible Federal excise tax. The required distribution generally is the sum of 98% of a portfolio's net investment income for the calendar year plus 98% of its net capital gain income for the one-year period ending October 31, plus the sum of any undistributed net investment income and capital gain net income from the prior year, less any over-distribution from the prior year.


The Fund is required to withhold Federal income tax at the rate of 31% (commonly called "backup withholding") from taxable distributions to shareholders that do not provide the fund with a taxpayer identification (social security) number or in other circumstances where shareholders have failed to comply with Internal Revenue Service regulations.


Special tax provisions may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of a portfolio's securities. Specifically, the mark-to-market rules of the Internal Revenue Code (the "Code") may require a portfolio to recognize unrealized gains and losses on certain forward contracts, futures and foreign currency futures held by a portfolio at the end of the Fund's fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. Although certain foreign currency forward contracts and foreign currency futures contracts are marked-to-market, any gain or loss related to foreign currency fluctuations is generally treated as ordinary under Section 988 of the Code (see below). In addition, the straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the portfolio has unrealized gains in offsetting positions at year end. The portfolios have elected to mark-to-market their investments in passive foreign investment companies for Federal income tax purposes.


Foreign exchange gains and losses realized by the Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a portfolio sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the portfolio will be increased; if such transactions result in lower net ordinary income, a portion of dividends paid could be classified as a return of capital.



The International Growth Fund and Emerging Markets Growth Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Internal Revenue Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its taxable income.


If the Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in his gross income, and treat as paid by him, his proportionate share of the foreign taxes paid by the Fund.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the portfolio, the Board of Directors of the Fund will promptly review the policies of the International Growth Fund to determine whether significant changes in its investments are appropriate.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above and in the prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

RETIREMENT PLANS. The Fund offers a variety of retirement investment programs whereby contributions are invested in shares of the Fund's portfolios and any income dividends or capital gain distributions are reinvested in additional full and fractional shares of the Fund.


Individual Retirement Accounts. The Fund has available Individual Retirement Accounts ("IRAs") under Internal Revenue Service approved prototypes. IRA contributions are fully deductible only to (1) taxpayers who are not active participants in an employer-sponsored retirement plan and (2) taxpayers who are active participants in an employer-sponsored plan but who have adjusted gross income below a specified level. For these purposes, a taxpayer will be deemed to be an active participant in an


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                     B-26
employer-sponsored retirement plan if for any part of the plan year he is an active participant under a qualified pension plan, a qualified profit sharing or money purchase plan, a 403(a) annuity plan, a 403(b) annuity program, a Simplified Employee Pension ("SEP") plan or a government plan (other than a plan maintained for state and local employees under Section 457 of the Internal Revenue Code). A taxpayer will not be treated as an active participant in an employer-sponsored plan because his spouse is an active participant. However, the deductibility of IRA contributions is limited based on adjusted gross income being above a specified level.

Married taxpayers filing a joint return who are active participants in an employer-sponsored plan may make tax deductible IRA contributions up to $2,000 individually, or $4,000 jointly, if their adjusted gross income ("AGI") is $50,000 or less. For any active participant of an employer-sponsored plan who files a joint return, the IRA deduction is gradually phased out for AGI between $50,000 and $60,000. For married taxpayers filing a joint return where only one spouse is an active participant in an employer-sponsored plan, a $2,000 deductible IRA contribution is available to the individual who is not an active participant if their AGI is $150,000 or less. This deduction is gradually phased out for AGI between $150,000 and $160,000. For single taxpayers who are active participants in an employer-sponsored plan, a $2,000 deductible IRA contribution is available for taxpayers with AGI up to $30,000. This deduction is gradually phased out for AGI between $30,000 and $40,000. To the extent that the IRA deduction is reduced or eliminated by the phase-out rules, an individual may elect to make nondeductible IRA contributions which, when combined with any deductible contributions, may not exceed $2,000 individually or $4,000 jointly for a spousal IRA. Tax deductible IRA contributions are not subject to Federal income taxation until such contributions are withdrawn.


Simplified Employee Pension Plans. An employer may establish a SEP plan under which the employer makes contributions to all eligible employees' IRAs. Any portfolio's shares may be used for this purpose.


Qualified Retirement Plans. A corporation, partnership, or sole proprietorship may establish a qualified money purchase pension and profit sharing plan and make contributions for each participant up to the lesser of 25% of each participant's gross compensation or $30,000. Such contributions may be made by the employer and, if certain conditions are met, participants may also make nondeductible voluntary contributions.


Under the Internal Revenue Code, an investor has at least seven days in which to revoke an IRA after receiving certain explanatory information about the plan. Individuals who have received distributions from certain qualified plans may roll over all or part of such distributions into an IRA, which will defer taxes on the distributions and shelter investment earnings. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement, however, does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders are advised to consult with a tax professional regarding this requirement.


INDEPENDENT AUDITORS. The Fund's independent auditors are Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young audits and reports upon the Fund's annual financial statements, reviews certain regulatory reports and prepares the Fund's Federal and state tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601 is the Fund's Counsel.

CUSTODIAN. The Fund's custodian, Investors Bank and Trust Company, 200 Clarendon, Boston, Massachusetts 02117, has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.


TRANSFER AGENT SERVICES. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's transfer agent and dividend-paying agent. State Street, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.

REPORTS TO SHAREHOLDERS. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                               SHAREHOLDER RIGHTS


All shares of each portfolio have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of directors, to elect all the directors. All shares of each portfolio will be voted in the aggregate, except when a separate vote by portfolio is required under the Investment Company Act of 1940. Shares are fully paid and nonaccessible when issued, are transferable without restriction and have no preemptive or conversion rights.


William Blair Mutual Funds, Inc.                                     May 1, 1998
                                     B-27

Under Maryland law, the Fund generally is not required to hold annual shareholders' meetings. Upon the written request of ten or more shareholders that have held Fund shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares or $25,000, the Fund will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a director. The Fund will hold Shareholders' meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote or when determined by the Board of Directors in their discretion. Shareholders' meetings also will be held in connection with the following matters: (1) the election or removal of directors, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Act; (3) any termination of the Fund; (4) any amendment of the articles of incorporation and (5) such additional matters as may be required by law, the articles of incorporation, the by-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or that the directors may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

The Fund's directors serve until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of their successors or until a director sooner dies, resigns, retires, or is removed by a majority vote of the shares entitled to vote or by a majority of the directors. In accordance with the Act, the Fund will hold a shareholder meeting for the election of directors at such time that (1) less than a majority of the directors has been elected by the shareholders and (2) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders. A director may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote.

                                  FUND HISTORY

The Fund was organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. On April 30, 1991, a reorganization of the Fund and Growth Industry Shares, Inc., a Maryland corporation, occurred such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Fund, now the Growth Fund portfolio and the Fund changed its name to William Blair Mutual Funds, Inc. Presently, the Fund is offering shares of the six portfolios described in the prospectus. The Board of Directors of the Fund may, however, establish additional portfolios with different investment objectives, policies and restrictions in the future.

                        FINANCIAL INFORMATION OF THE FUND


The Fund's audited financial statements, including the notes thereto, contained in the Fund's annual reports to shareholders for the period ended December 31, 1997, are incorporated herein by reference. Additional copies of the reports to shareholders may be obtained without charge by writing or calling the Fund.



William Blair Mutual Funds, Inc.                                     May 1, 1998

                                   APPENDIX A

                     DESCRIPTION OF MONEY MARKET INSTRUMENTS

The following information includes a description of certain money market instruments in which the Ready Reserves Fund portfolio may invest to the extent consistent with its investment objective.

UNITED STATES GOVERNMENT SECURITIES These include marketable securities issued by the United States Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the United States government and are backed by the full faith and credit of the United States. They differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

GOVERNMENT AGENCY SECURITIES These include debt securities issued by government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve some government sponsorship or guarantees. Different instruments have different degrees of government backing. For example, securities issued by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by the Student Loan Marketing Association are supported only by the credit of the agency that issued them. Thus, the Fund may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

SHORT-TERM CORPORATE DEBT INSTRUMENTS These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. In addition, some short-term paper, which can have a maturity exceeding nine months, is issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). The Ready Reserves Fund portfolio may invest in Section 4(2) paper with maturities of twelve months or less. Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master demand note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Fund values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note.

Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become quite liquid, have considerably less market value fluctuations than longer term issues and are traded as money market securities.

BANK MONEY INSTRUMENTS These include instruments such as certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A time deposit is a non-negotiable deposit in a banking institution earning a specified interest rate over a given period of time. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

REPURCHASE AGREEMENTS A repurchase agreement is an instrument under which the purchaser (e.g., a mutual fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. Government or government agency or instrumentality securities.


William Blair Mutual Funds, Inc.                                     May 1, 1998

Repurchase agreements usually are for short periods, typically less than one week. Repurchase agreements are considered to be loans under the 1940 Act, with the security subject to repurchase, in effect, serving as "collateral" for the loan. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.



William Blair Mutual Funds, Inc.                                     May 1, 1998

                                   APPENDIX B

                      SHORT-TERM RATINGS (COMMERCIAL PAPER)

DUFF & PHELPS INC. Duff & Phelps Inc. rating system for "Top Grade" commercial paper incorporates three gradations to recognize quality differences within its highest grade. Lower grades (Duff - 2 and Duff - 3) do not distinguish between such quality differences within the grade.

                              CATEGORY 1: TOP GRADE

Duff 1 plus:      Highest certainty of timely payment. Short-term
                  liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1 minus:     High certainty of timely payment.  Liquidity factors are
                  strong and supported by fundamental protection factors. Risk factors are very small.

                             CATEGORY 2: GOOD GRADE

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC. Fitch Investors Service, Inc. commercial paper ratings are grouped into four categories: Fitch-1 (Strong Credit Quality); Fitch-2 (Good Credit Quality); Fitch-3 (Fair Credit Quality); and Fitch-4 (Weak Credit Quality).

Fitch-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Fitch-2 (Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

MOODY'S INVESTORS SERVICE, INC. The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

STANDARD & POOR'S CORPORATION The ratings A-1+, A-1 and A-2 are the three highest commercial paper ratings assigned by Standard & Poor's Corporation. Commercial paper so rated by Standard & Poor's Corporation has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1+, A-1, A-2 or A-3.



William Blair Mutual Funds, Inc.                                     May 1, 1998

                            LONG-TERM RATINGS (BONDS)

DUFF & PHELPS INC. BOND RATINGS

CATEGORY      RATING
--------------------
Triple A        1     Highest credit quality.  The risk factors are
                      negligible, being only slightly more than for
                      risk-free U.S. Treasury debt.

Double A              High credit quality.  Protection factors are strong.
High            2     Risk is modest but may vary slightly from time to
Middle          3     time because of economic conditions.
Low             4

Single A              Protection factors are average but adequate.  However,
High            5     risk factors are more variable and greater in periods
Medium          6     of economic stress.
Low             7

FITCH INVESTORS SERVICE INC. BOND RATINGS

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

PLUS (+) OR MINUS (-): The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in its generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION BOND RATINGS

AAA This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


William Blair Mutual Funds, Inc.                                     May 1, 1998

AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


William Blair Mutual Funds, Inc.                                     May 1, 1998

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                                     PART C

                                OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

         (a) Financial Statements:

             (i)  Financial Statements included in Part A of the Registration
                  Statement:

                  For Growth Fund, Value Discovery Fund, International Growth Fund, Income Fund, and Ready Reserves Fund:

                  Financial Highlights

             (ii) Financial Statements included in Part B of the Registration
                  Statement:

                  The following information contained in the Annual Report for William Blair Mutual Funds, Inc. (Growth Fund, Value Discovery Fund, International Growth Fund, Income Fund, and Ready Reserves Fund) for the fiscal year ended December 31, 1997 is incorporated by reference into Part A.

                  William Blair Mutual Funds, Inc.

                  Growth Fund, Value Discovery Fund, International Growth Fund, Income Fund, and Ready Reserves Fund

                        Statements of Assets and Liabilities at December 31,
                        1997

                        Statements of Operations for the Year Ended December 31, 1997

                        Statements of Changes in Net Assets for the Years Ended December 31, 1997 and 1996 (for the period from December 23, 1996 (Commencement of Operations) to December 31, 1996 for the Value Discovery Fund)

                        Notes to Financial Statements

                  Growth Fund, Value Discovery Fund, International Growth Fund, Income Fund, and Ready Reserves Fund

                        Schedules II, III, IV, V, VI and VII are omitted as the required information is not present

                        Schedule I has been omitted as the required information is presented in the Portfolio of Investments at December 31, 1997

         (b) Exhibits

             EX-99.B1.1    Articles of Incorporation.(1)/
             EX-99.B1.2    Form of Amendment to Articles of Incorporation.(1)/
             EX-99.B2      By-laws, as amended.*
             EX-99.B3      Inapplicable
             EX-99.B4      See items 1 and 2 above.
             EX-99.B5.1    Form of Management Agreement dated May 1, 1996, as
                           amended.(3)/
             EX-99.B5.2    Form of Management Agreement dated December 23,
                           1996.(2)/
             EX-99.B5.3    Form of Management Agreement dated __________, 1998.*
             EX-99.B6      Underwriting Agreement.(1)/
             EX-99.B7      Inapplicable.
             EX-99.B8.1    Custodian Agreement.(1)/
             EX-89.B8.2    Delegation Agreement.*
             EX-99.B9      Inapplicable.
             EX-99.B10     Opinion and Consent of Vedder, Price, Kaufman &
                           Kammholz.*
             EX-99.B11     Consent of Ernst & Young LLP.*
             EX-99.B12     Inapplicable.
             EX-99.B13     Subscription Agreement.(1)/
             EX-99.B14     Inapplicable.
             EX-99.B15     Inapplicable.
             EX-99.B16     Schedule for calculation of performance quotation.*
             EX-99.B17     Powers of Attorney*
             EX-99.B27.1   Financial Data Schedule - Growth Fund*
             EX-99.B27.2   Financial Data Schedule - Value Discovery Fund*
             EX-99.B27.3   Financial Data Schedule - International Growth Fund*
             EX-99.B27.4   Financial Data Schedule - Income Fund*
             EX-99.B27.5   Financial Data Schedule - Ready Reserves Fund *

(1)/ Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A as filed on or about March 1, 1996.

(2)/ Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A as filed on or about November 5, 1996.

(3)/ Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A as filed on or about February 26, 1997.

*Filed herewith.

ITEM 25. Persons Controlled by or under Common Control with Registrant

         Inapplicable.

ITEM 26. Number of Holders of Securities

         Number of holders of securities as of December 31, 1997:

                                                                    Number of
Title of Class                                                    Record Holders
--------------                                                    --------------
Shares of common stock of:
 Growth Fund ................................................          10,180
 Value Discovery Fund .......................................             637
 International Growth Fund ..................................           1,665
 Emerging Markets Growth Fund ...............................              --
 Income Fund ................................................           1,840
 Ready Reserves Fund ........................................          20,628

ITEM 27. Indemnification

         Section 2-418 of the Maryland General Corporation Law provides for indemnification of directors, officers, employees and agents.

         Article XII of the Registrant's Articles of Incorporation provides for indemnification of directors and officers under certain circumstances but does not allow such indemnification in cases of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         The Investment Management Agreement between the Registrant and William Blair & Company, L.L.C. (the "Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and Other Connections of Investment Adviser

         Registrant's investment manager is William Blair & Company, L.L.C., a limited liability company. In addition to its services to Registrant as investment manager as set forth in Parts A and B of this Registration Statement on Form N-1A, William Blair & Company, L.L.C. is a registered broker-dealer and investment adviser and engages in investment banking.

         The principal occupations of the principals and primary officers of William Blair & Company, L.L.C. are their services as principals and officers of that Company. The address of William Blair & Company, L.L.C. and Registrant is 222 West Adams Street, Chicago, Illinois 60606.

         Set forth below is information as to any other business, profession, vocation, or employment of a substantial nature in which each principal of William Blair & Company, L.L.C. is, or at any time during the last two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:

         NAME AND POSITION WITH
    WILLIAM BLAIR & COMPANY, L.L.C.        PRINCIPAL BUSINESS                        CAPACITY
    -------------------------------        ------------------                        --------
James L. Barber, Jr.,                      LaRabida Hospital Foundation              Vice President of the Board of Directors
Principal                                  Stanford Associates                       Past President
                                           William Blair Mutual Funds, Inc.          President

Bowen Blair,                               The Art Institute of Chicago              Trustee
Senior Principal                           Chicago Historical Society                Trustee
                                           Field Museum of Natural History           Trustee

Edward McC. Blair, Sr.,                    The Art Institute of Chicago              Life Trustee
Senior Principal                           College of The Atlantic                   Board of Trustees
                                           Pullman Educational Foundation            Life Trustee
                                           Rush Presbyterian-St. Luke                Life Trustee
                                           Medical Center
                                           University of Chicago                     Life Trustee

Edward McC. Blair, Jr.,                    Chicago Dock and Canal Trust              Trustee
Principal                                  Chicago Zoological Society                Deputy Chairman
                                           Research Medical, Inc.                    Director
                                           University of Chicago Hospital            Trustee

Kurt Beuchel,                              Social Security Fund of the               Member
Principal                                  Principality of Liechtenstein             Investment Advisory Board

David G. Chandler,                         The Bruss Company                         Director
Principal                                  Encore Paper Company                      Director
                                           Electronic Manufacturing Systems,         Director
                                           Inc.                                      Director
                                           Gibraltar Packaging Group                 Director
                                           Harmonic Systems, Inc.                    Director
                                           Morton Grove Pharmaceuticals, Inc.        Director
                                           Predelivery Service Corporation           Director
                                           Sweetwater Sound, Inc.

E. David Coolidge, III,                    Pittway Corporation                       Director
Chief Executive Officer

Conrad Fischer                             APM Limited Partnership                   General Partner
Principal                                  Chicago Child Care                        Trustee, Emeritus
                                           Kalamazoo College                         Investment Committee
                                           William Blair Mutual Funds, Inc.          Chairman and Director

         NAME AND POSITION WITH
    WILLIAM BLAIR & COMPANY, L.L.C.        PRINCIPAL BUSINESS                        CAPACITY
    -------------------------------        ------------------                        --------
Mark A. Fuller, III,                       Fuller Investment Company                 President
Principal                                  Fulsen Howney Partners                    Partner
                                           Three Rio Grande, LLC                     Principal
                                           William Blair Mutual Funds, Inc.          Senior Vice President

John K. Greene,                            Chicago Horticultural Society             Trustee
Principal                                  Children's Home & Aid Society             Trustee
                                           of Illinois, Inc.
                                           Hazelden                                  Chairman Illinois Board of Directors
                                           Vulcan Materials Co.                      Director

Thomas L. Greene,                          Tyler School of Secretarial Science       25% Owner
Principal

James P. Hickey,                           Eagle Point Software                      Director
Principal

Edgar D. Jannotta, Sr.,                    AAR Corporation                           Director
Senior Principal                           AON Corporation                           Director
                                           Bandag, Incorporated                      Director
                                           Commonwealth Edison                       Director
                                           Molex, Incorporated                       Director
                                           New York Stock Exchange, Inc.             Director
                                           Oil-Dri Corporation of America            Director
                                           Safety-Kleen Corporation                  Director
                                           Sloan Valve Company                       Director
                                           Unicom Corporation                        Director

         NAME AND POSITION WITH
    WILLIAM BLAIR & COMPANY, L.L.C.        PRINCIPAL BUSINESS                        CAPACITY
    -------------------------------        ------------------                        --------
Edgar D. Jannotta, Jr.,                    Big Sky Joint Venture                     General Partner
Principal                                  The Bruss Company                         Director
                                           CARA Corporation                          Director
                                           Chicago Communities in Schools            Director
                                           Corporate Project Resources, Inc.         Director
                                           Daisytek International                    Director
                                           Electronic Manufacturing Services,        Director
                                           Inc.                                      Director
                                           Gibraltar Packaging                       Director
                                           Towne Holdings, Inc.

Richard P. Kiphart,                        McCormick Theological Seminary            Board of Directors
Principal

Robert Lamphier, IV,                       Ag. Med, Inc.                             Chairman
Principal

James McMullan,                            Security Industry Association             Director
Principal                                  William Blair Mutual Funds, Inc.          Director

David W. Morrison,                         Bell Flavors & Fragrances, Inc.           Director
Principal

Timothy M. Murray,                         AGI, Inc.                                 Director
Principal                                  Daisytek International                    Director
                                           Mede America, Inc.                        Director
                                           MRC Group, Inc.                           Director
                                           Portland Food Products,                   Director
                                           Incorporated                              Director
                                           Towne Holdings, Inc.

Bentley M. Myer,                           Delnor Community Hospital                 Director
Principal                                  William Blair Mutual Funds, Inc.          Senior Vice President

Daniel Nichols,                            Armani Racing Stable                      Partner
Principal

David G. O'Neill,                          Elder Care Information Network            Director
Principal                                  Resume Link, Inc.                         Director
                                           Svboda, Collins & Co.                     Advisory Board

Phillip Reitz                              XOLOX Corporation                         Advisory Board

Neal L. Seltzer,                           Scholarship and Guidance Foundation       Director
Principal                                  Lake Shore Country Club                   Director

William Semmer,                            Chicago Home and Garden Magazine          Director
Principal

Ronald B. Stansell,                        AFO Limited Partnership                   Limited Partner
Principal

         NAME AND POSITION WITH
    WILLIAM BLAIR & COMPANY, L.L.C.        PRINCIPAL BUSINESS                        CAPACITY
    -------------------------------        ------------------                        --------
Thomas H. Story,                           Security APL, Inc.                        Member, Advisory Council
Principal

Mark Timmerman,                            DIY Home Warehouse, Incorporated          Director
Principal                                  Prophet 21, Incorporated                  Director

Norbert W. Truderung,                      William Blair Mutual Funds, Inc.          Senior Vice President
Principal

W. James Truettner, Jr.,                   Glenview Foundation                       Director
Principal                                  International Travel Services             Director
                                           William Blair Mutual Funds, Inc.          Senior Vice President and Director


ITEM 29. Principal Underwriters

         (a)      Inapplicable.

         (b) The principal business address of each principal and officer of William Blair & Company, L.L.C., principal underwriter for Registrant, is 222 West Adams Street, Chicago, Illinois 60606. See Item 28 for information with respect to officers and principals of William Blair & Company, L.L.C.

         (c)      Inapplicable.

ITEM 30. Location of Accounts and Records

         All such accounts, books and other documents are maintained by the Registrant's officers at the offices of the Registrant and the offices of the Investment Adviser, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606. Shareholder account information and original shareholder correspondence is also available at the offices of the Transfer Agent and Dividend Paying Agent, State Street Bank and Trust Company, P.O. Box 9104, Boston, Massachusetts 02205-9104.

ITEM 31. Management Services

         Inapplicable.

ITEM 32. Undertakings

         (a)      Inapplicable.

         (b) With respect to the Emerging Markets Growth Fund, Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of registrant's 1933 Act registration statement.

         (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 27th day of February, 1998.

                                       WILLIAM BLAIR MUTUAL FUNDS, INC.


                                       By: /s/ ROCKY  BARBER
                                           ------------------------------------
                                               Rocky Barber, President

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacity and on the date indicated.

SIGNATURE                                TITLE                                                   DATE
---------                                -----                                                   ----
VERNON ARMOUR*                          Director                                          February 27, 1998
------------------------------------
Vernon Armour

J. GRANT BEADLE*                        Director                                          February 27, 1998
------------------------------------
J. Grant Beadle

THEODORE A. BOSLER*                     Director                                          February 27, 1998
------------------------------------
Theodore A. Bosler

/s/ CONRAD FISCHER                      Director (Chairman of the Board)                  February 27, 1998
-------------------------------
Conrad Fischer

GEORGE KELM*                            Director                                          February 27, 1998
------------------------------------
George Kelm

ANN P. MCDERMOTT*                       Director                                          February 27, 1998
------------------------------------
Ann P. McDermott

JAMES M. MCMULLAN*                      Director                                          February 27, 1998
------------------------------------
James M. McMullan

JOHN B. SCHWEMM*                        Director                                          February 27, 1998
------------------------------------
John B. Schwemm

W. JAMES TRUETTNER, JR.*                Director                                          February 27, 1998
------------------------------------
W. James Truettner, Jr.

/s/ ROCKY BARBER                        President (Principal Executive Officer)           February 27, 1998
------------------------------------
James L. Barber, Jr.

/s/ TERENCE M. SULLIVAN                 Treasurer (Principal Financial Officer,           February 27, 1998
------------------------------------    Principal Accounting Officer)
Terence M. Sullivan


* Rocky Barber signs this document pursuant to a power of attorney filed herewith.

                                  EXHIBIT INDEX


EX-99.B1.1     Articles of Incorporation.(1)/
EX-99.B1.2     Form of Amendment to Articles of Incorporation.(1)/
EX-99.B2       By-laws, as amended.*
EX-99.B3       Inapplicable
EX-99.B4       See items 1 and 2 above.
EX-99.B5.1     Form of Management Agreement dated May 1, 1996, as amended.(3)/
EX-99.B5.2     Form of Management Agreement dated December 23, 1996.(2)/
EX-99.B5.3     Form of Management Agreement dated ___________, 1998.*
EX-99.B6       Underwriting Agreement.(1)/
EX-99.B7       Inapplicable.
EX-99.B8.1     Custodian Agreement.(1)/
EX-99.B8.2     Delegation Agreement*
EX-99.B9       Inapplicable.
EX-99.B10      Opinion and Consent of Vedder, Price, Kaufman & Kammholz.*
EX-99.B11      Consent of Ernst & Young LLP.*
EX-99.B12      Inapplicable.
EX-99.B13      Subscription Agreement.(1)/
EX-99.B14      Inapplicable.
EX-99.B15      Inapplicable.
EX-99.B16      Schedule for calculation of performance quotation.*
EX-99.B17      Powers of Attorney*
EX-99.B27.1    Financial Data Schedule - Growth Fund*
EX-99.B27.2    Financial Data Schedule - Value Discovery Fund*
EX-99.B27.3    Financial Data Schedule - International Growth Fund*
EX-99.B27.4    Financial Data Schedule - Income Fund*
EX-99.B27.5    Financial Data Schedule - Ready Reserves Fund*

(1)/ Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A as filed on or about March 1, 1996.

(2)/ Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A as filed on or about November 5, 1996.

(3)/ Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A as filed on or about February 26, 1997.

* Filed herewith.